UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.              )

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Tennessee Commerce Bancorp, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Tennessee Commerce Bancorp, Inc.

381 Mallory Station Road, Suite 207

Franklin, Tennessee  37067

April 20, 2007

Dear Shareholder:

You are cordially invited to attend the Annual Meeting of Shareholders of Tennessee Commerce Bancorp, Inc. ( the “Corporation” or “we” or “us”) to be held at 3:30 p.m., Central Daylight Time on June 8, 2007, at the Franklin Marriott Conference Center, 700 Cool Springs Blvd., Franklin, TN 37067. Tennessee Commerce Bank (the “Bank”) is a subsidiary of the Corporation.

At the meeting you will be asked to:

•                  Consider and approve the Tennessee Commerce Bancorp 2007 Equity Plan for the purpose of providing financial incentives to our employees and non-employee directors.

•                  Elect six (6) directors to serve until the 2010 annual meeting of shareholders;

•                  Ratify the appointment of KraftCPAs, PLLC as our independent accountants and auditors for fiscal year 2007; and

•                  Transact such other business as may properly come before the meeting or any adjournment thereof.

We have enclosed a notice of annual meeting of shareholders, a proxy statement, and a form of proxy. The matters listed in the notice of annual meeting are more fully described in the proxy statement. Detailed information relating to our activities and operating performance during fiscal 2006 is contained in our Annual Report on Form 10-K, which is being mailed to you with this proxy statement, but is not a part of the proxy soliciting material.  If you do not receive or have access to the 2006 Annual Report on Form 10-K, you may request a copy from Investor Relations, Tennessee Commerce Bancorp, Inc., 381 Mallory Station Road, Suite 207, Franklin, Tennessee 37067, (615) 599-2274. In addition, you may access and review our SEC filings for the year ended December 31, 2006 at the Bank’s website www.tncommercebank.com.

It is important that your shares are represented and voted at the meeting, regardless of the size of your holding.  We would appreciate your completing the enclosed form of proxy so that your shares can be voted in the event you are unable to attend the meeting.  If you are present at the meeting and desire to vote your shares personally, your form of proxy will be withheld from voting upon your request. Whether or not you plan to attend the meeting, it is important that you promptly complete, sign, date and return the enclosed form of proxy as soon as possible to:

Registrar & Transfer Company

ATTN: Proxy Department

P.O. Box 1158

Cranford, NJ  07016-9747

TENNESSEE COMMERCE BANCORP, INC.

FINANCIAL HIGHLIGHTS

	Three Months Ended		Year Ended
	December 31,		December 31,
	2006	2005	2006	2005
Earnings:
Net Interest Income	$5,553	$3,631	$19,377	$13,627
Non-Interest Income	639	527	1,763	1,311
Provision for Loan Losses	1,200	900	4,350	3,700
Operating Expense	2,420	1,715	9,056	6,246
Operating Income	2,572	1,543	7,734	4,992
Applicable Tax	994	479	2,985	1,925
Net Income	$1,578	$1,064	$4,749	$3,067

Total Assets	$623,518	$404,040	$623,518	$404,040
Net Loans	538,550	344,187	538,550	344,187
Earning Assets	610,322	388,714	610,322	388,714
Allowance for Loan Losses	6,968	4,399	6,968	4,399
Deposits	560,567	367,705	560,567	367,705
Shareholders’ Equity	$51,224	$26,430	$51,224	$26,430

Total Shares Outstanding	4,451,674	3,238,674	4,451,674	3,238,674

Significant Ratios:
Net Interest Margin	3.80%	3.97%	3.98%	4.44%
Return on Average Assets	1.05%	1.13%	0.95%	0.97%
Return on Average Equity	12.58%	16.46%	12.68%	12.29%
Efficiency Ratio	39.08%	41.25%	42.84%	41.81%
Loan Loss Reserve/Net Loans	1.29%	1.28%	1.29%	1.28%
Basic Earnings per Share	$0.36	$0.34	$1.24	$0.95
Diluted Earnings per Share	$0.33	$0.29	$1.14	$0.87

The results of operations for the year 2006 reflected a continuation of our trend of rapid asset growth. Compared to 2005, 2006 showed a 54.84% increase in net income and a 31.03% increase in diluted earnings per share. The asset growth is a result of the strength of the Middle Tennessee economy and the success of our Business Banking operating strategy.

I want to thank the Board of Directors for their guidance and commitment, and our employees for their dedication and hard work. Everyone at Tennessee Commerce Bancorp, Inc. appreciates the trust and confidence that each shareholder has placed in us.  We will continue to strive to increase the value of your investment.

Sincerely,

Arthur F. Helf

Chairman & CEO

Tennessee Commerce Bancorp, Inc.

381 Mallory Station Road, Suite 207

Franklin, Tennessee  37067

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To Be Held June 8, 2007

Notice is hereby given that the Annual Meeting of Shareholders of Tennessee Commerce Bancorp, Inc. (the “Corporation”) will be held at 3:30 p.m., Central Daylight Time on June 8, 2007, at the Franklin Marriott Conference Center, 700 Cool Springs Blvd., Franklin, TN 37067 for the following purposes:

1.                                       Consider and approve the Tennessee Commerce Bancorp 2007 Equity Plan for the purpose of providing financial incentives to our employees and non-employee directors;

2.                                       To elect six (6) directors to serve until the 2010 annual meeting of shareholders;

3.                                       To ratify the appointment of KraftCPAs, PLLC as the Corporation’s independent accountants and auditors for fiscal year 2007; and

4.                                       To transact such other business as may properly come before the meeting or any adjournment thereof.

Only shareholders of record at the close of business on April 11, 2007 are entitled to notice of and to vote at the annual meeting and any adjournment thereof.

By Order of the Board of Directors

H. Lamar Cox
Secretary

April 20, 2007

YOUR VOTE IS IMPORTANT

Whether you expect to attend the meeting or not, please mark, sign, date, and return the enclosed proxy as promptly as possible to Registrar & Transfer Company, ATTN: Proxy Department, P.O. Box 1158, Cranford, NJ  07016-9747.  In the event you attend the meeting, you may revoke your proxy at any time before balloting and vote your shares in person.

Tennessee Commerce Bancorp, Inc.

381 Mallory Station Road, Suite 207

Franklin, Tennessee  37067

PROXY STATEMENT
ANNUAL MEETING OF SHAREHOLDERS

INTRODUCTION

This Proxy Statement and accompanying proxy are being furnished to shareholders of Tennessee Commerce Bancorp, Inc. (the “Corporation” or “we” or “us”) in connection with the solicitation of proxies by the board of directors to be used at the annual meeting of shareholders. Your vote is very important.  For this reason, the board of directors is requesting that, if you are not able to attend the annual meeting of shareholders, you allow your common stock to be represented at the meeting by the proxies named in the enclosed proxy card. This proxy statement, notice of annual meeting and proxy will be mailed to all shareholders on or about April 20, 2007.

Tennessee Commerce Bancorp, Inc., is a bank holding company for Tennessee Commerce Bank (the “Bank”), headquartered in Franklin, Tennessee.

Information About the Annual Meeting

When is the annual meeting?

Friday, June 8, 2007 at 3:30 p.m. Central Daylight Time.

Where will the annual meeting be held?

Franklin Marriott Conference Center, 700 Cool Springs Blvd., Franklin, TN 37067

What items will be voted upon at the annual meeting?

You will be voting upon the following matters:

1.                                       Approval of the Tennessee Commerce Bancorp 2007 Equity Plan for the purpose of providing financial incentives to our employees and non-employee directors;

2.                                       Election of six (6) directors to serve until the 2010 annual meeting of shareholders;

3.                                       Ratification of the appointment of KraftCPAs, PLLC as the Corporation’s independent accountants and auditors for fiscal year 2007; and

4.                                       Transaction of such other business as may properly come before the meeting or any adjournment thereof.

Who can vote?

You are entitled to vote your common stock if our records show that you held your shares as of the close of business on April 11, 2007, the record date. Each shareholder is entitled to one vote for each share of common stock held on April 11, 2007.  On that date, there were 4,502,524 shares of common stock outstanding and entitled to vote.  The common stock is our only class of outstanding voting securities.

How do I vote by proxy?

If you sign, date and return your signed proxy card before the annual meeting, we will vote your shares as you direct.  For the approval of the equity plan, you may vote “for” or “against” or you may “abstain” from voting.  For the election of directors, you may vote for (1) all of the nominees, (2) none of the nominees, or (3) all of the nominees except those you designate.  For the ratification of the Corporation’s auditors, you may vote “for” or “against” or you may “abstain” from voting.

If you return your signed proxy card but do not specify how you want to vote your shares, we will vote them “for” the approval of the equity plan, “for” the election of the nominees for directors, and “for” the ratification of KraftCPAs, PLLC as the Corporation’s auditors.

The board of directors knows of no other business to be presented at the annual meeting.  If any matters other than those set forth above are properly brought before the annual meeting, the individuals named in your proxy card may vote your shares in accordance with their best judgment.

How do I change or revoke my proxy?

You can change or revoke your proxy at any time before it is voted at the annual meeting by:

1.                                       submitting another proxy with a more recent date than that of the proxy first given; or

2.                                       sending written notice of revocation to Investor Relations, c/o Tennessee Commerce Bancorp, Inc., 381 Mallory Station Road, Suite 207, Franklin, Tennessee 37067; or

3.                                       attending the annual meeting and voting in person, although attending the meeting will not by itself revoke your previously granted proxy.

If I plan to attend the annual meeting, should I still vote by proxy?

Yes. Casting your vote in advance does not affect your right to attend the meeting. Written ballots will be available at the annual meeting for shareholders of record. If you send in your proxy card and also attend the meeting, you do not need to vote again at the meeting unless you want to change your vote.

How many votes are required?

If a quorum is present at the annual meeting, the approval of the 2007 Equity Plan will require the affirmative vote of a majority of the votes cast in person or by proxy at the meeting, the director nominees will be elected by a plurality of the votes cast in person or by proxy at the meeting, and the ratification of the independent auditors and any other matters submitted to the shareholders will require the affirmative vote of a majority of the votes cast in person or by proxy at the meeting.  Our shareholders do not have cumulative voting rights with respect to the election of directors.

What constitutes as a “quorum” for the meeting?

A majority of the issued and outstanding shares of common stock, present or represented by proxy, constitutes a quorum.  A quorum is necessary to conduct business at the annual meeting.  You are part of the quorum if you have voted by proxy. As of April 11, 2007, there were 4,502,524 shares of common stock issued and outstanding, so 2,296,288 shares are necessary to constitute a quorum.

What is the effect of abstentions and broker non-votes?

Abstentions and broker non-votes will be treated as present for purposes of determining a quorum but as unvoted shares for purposes of determining the approval of any matter submitted to the shareholders for a vote.

Who pays for the solicitation of proxies?

This proxy statement is being furnished in connection with the solicitation of proxies by our board of directors.  We will pay the cost of preparing, printing and mailing material in connection with this solicitation of proxies. In addition to being solicited through the mails, proxies may be solicited personally or by telephone, facsimile, electronic mail, or telegraph by officers, directors, and employees of the ours and the Bank who will receive no additional compensation for such activities.  Arrangements will also be made with brokerage houses and other custodians, nominees, and fiduciaries to forward solicitation materials to the beneficial owners of shares held of record by such persons.  Such brokerage houses and other custodians, nominees, and fiduciaries will be reimbursed for their reasonable expenses incurred in such connection.

When are shareholder proposals for next year’s annual meeting due?

Proposals by shareholders to be considered for inclusion in the proxy materials solicited by the directors for the annual meeting in 2008 must be received by the Secretary of the Corporation at 381 Mallory Station Road, Suite 207, Franklin, Tennessee 37067, no later than November 15, 2007. The use of certified mail, return receipt requested, is advised. To be eligible for inclusion, a proposal must comply with Rule 14a-8 and all other applicable provisions of Regulation 14A under the Securities Exchange Act of 1934.

If a shareholder, rather than placing a proposal in our proxy materials as discussed above, commences his or her own proxy solicitation for the 2008 annual meeting or seeks to nominate a candidate for election or propose business for consideration at such meeting, the shareholder must notify us of such proposal at the address above by or before January 29, 2008. If notice is not received by this date, we may exercise discretionary voting authority as to that matter under proxies solicited for the 2008 annual meeting.

Proposal 1 — Adoption of the Tennessee Commerce Bancorp 2007 Equity Plan

The board of directors proposes to adopt the Tennessee Commerce Bancorp 2007 Equity Plan (the “Plan”) attached as Exhibit A. The directors believe it is necessary to adopt the Plan to provide financial incentives for selected employees and non-employee directors, thereby promoting our long-term growth and financial success by (a) attracting and retaining employees and non-employee directors of outstanding ability, (b) strengthening our capability to develop, maintain, and direct a competent management team, (c) providing an effective means for selected employees and non-employee directors to acquire and maintain ownership of our stock, (d) motivating employees to achieve long-range goals and objectives, and (e) providing incentive compensation opportunities competitive with peer financial institution companies.

Adoption of this Plan, will mean that we will reserve authorized shares to be issued in accordance with the provisions of the Plan. The board of directors considered the possible negative impact the increase in the number of shares of our common stock outstanding could have on the existing shareholders. The board of directors believes that existing shareholders would experience some dilution of their ownership interests as additional shares of common stock are issued in accordance with the provisions of the Plan. The board concluded that any such negative impact would be outweighed by the positive effect on the shareholders of promoting our long term growth and financial success.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS VOTING “FOR” THE APPROVAL OF THE TENNESSEE COMMERCE BANCORP 2007 EQUITY PLAN.

Proposal 2 — Election of Directors

The board of directors is divided into three classes, designated Classes I, II, and III, as nearly equal in number as the then total number of directors permits. The board has nominated the following six (6) persons to serve as Class II directors: H. Lamar Cox, Paul W. Dierksen, Dennis L. Grimaud, William W. McInnes, Thomas R. Miller and Darrel Reifschneider, and if elected they will serve until the 2010 annual meeting of shareholders. We do not anticipate that any of these nominees will be unavailable for election but, if such a situation arises, the proxy will be voted in accordance with the best judgment of the named proxies unless you have directed otherwise.  The remaining members of the board listed below will continue as members of the board until their respective terms expire, as indicated below.   All of the current directors and nominees have served as directors of the Bank since it began operations in January 2000, and have been members of the board of the Corporation since it was formed in March 2000.  Assuming a quorum is present, the election of directors requires a plurality of the votes cast by the shares of common stock entitled to vote in the election of directors.

Information about the individuals nominated as directors and the remaining members of the board is provided below.  Shares of common stock represented  by proxy cards returned to us will be voted for the nominees listed below unless you specify otherwise.

CLASS II INCUMBENT DIRECTORS

(Terms Expiring at the 2007 Annual Meeting of Shareholders)

Name	Age	Business Experience During Past Five Years and Position Held with the Bank and the Corporation**	Director Since
H. Lamar Cox	64	Chief Administrative Officer and Secretary of the Board of the Bank and Corporation	2000*
Paul W. Dierksen	52	Director	2000*
Dennis L. Grimaud	60	Director	2000*
William W. McInnes	58	Director	2000*
Thomas R. Miller	64	Director	2000*
Darrel E. Reifschneider	73	Director	2000*

* Includes time served on Tennessee Commerce Bank board of directors

** See biographical information below

H. Lamar Cox

Secretary and Chief Administrative Officer

Mr. Cox has served as Chief Administrative Officer of the Corporation and the Bank responsible for operations and support functions since September 2005. Prior to that position, he served as Chief Financial Officer of the Corporation and the Bank since their inception. He has over thirty-five years of banking experience in many aspects of the field including Finance, Operations, Retail Banking, Compliance and Lending. Prior to Tennessee Commerce, he held various senior management positions including Regional Manager, Chief Financial Officer and Chief Administrative Officer at regional and community banks including C&S Bank, Hibernia Bank, Commerce Union, and most recently NationsBank of Tennessee from 1991 to 1995. Mr. Cox is a Certified Public Accountant, licensed in Georgia and Tennessee. He graduated from Georgia Institute of Technology and is a veteran of the United States Navy.

Paul W. Dierksen

Mr. Dierksen is Senior Vice President of Marketing and Corporate Planning for Volvo Penta of the America’s Inc., a division of AB Volvo, Sweden since 1996. His professional career includes sales and management positions with Yamaha Motor Corporation USA, Mercury Marine a division of Brunswick Corporation and more recently he served as Vice President of Sales and Marketing for Chris Craft Boats, Sarasota FL. Mr. Dierksen currently serves on the Board of Directors of the National Marine Manufacturers Association (NMMA) and the NMMA’s Engine Manufacturer’s Division Board, both since 2000. He attended Franklin University in Columbus, Ohio and the Brunswick Advanced Management Program in Skokie, Illinois.

Dennis L. Grimaud

Mr. Grimaud is Chief Executive Officer of Genaco Biomedical Products from August, 2004. He is a Founder and was President and CEO of Cytometry Associates, a leading biomedical company located in Brentwood, Tennessee from 1988 to 1999. Recognized by the local business community as one of the Top 50 Fastest Growing businesses in the area, Cytometry Associates serves the national and international medical and biopharmaceutical industry from its local headquarters. He is President of the Tennessee Biotechnology Association. In addition, he is a founder of Premier Micronutrient Corp., and has been Chairman of ScyTech, a biotechnology firm headquartered in Nashville since 2000. Mr. Grimaud served as Director, American Red Cross/Nashville Chapter; Director, Nashville Health Care Council; Vice Chairman/Business Services, Nashville Area Chamber of Commerce; and Director, Easter Seals/Middle Tennessee. Mr. Grimaud is member of Holy Family Catholic Church where he serves as Chair of the Family Life Ministry and a member of the Stewardship Committee. Mr. Grimaud received his formal training and education in microbiology, has 30 years of Health Care experience, and has been an invited speaker on reimbursement since 1991.

William W. McInnes

Mr. McInnes is a private investor and is active in a number of businesses and activities locally and nationally as well. During his professional career, Mr. McInnes has worked as a broker, analyst, and in corporate finance with J.C. Bradford & Company in Nashville. Additionally, Mr. McInnes served as Vice President — Finance and Treasurer for Hospital Corporation of America from 1978 to 1993, where he initiated a successful leveraged buyout which netted $2.5 billion upon the initial offering. He has been a director at CTI Molecular Imaging, Inc. since 2002. He has served as a director of various companies including three public companies, Candela Laser Corporation, Surgical Care Affiliates, and Gulf South Medical Supply. His civic involvement includes the Nashville Community Foundation; Tennessee Performing Arts Center; Harpeth Hall School (Treasurer); WPLN (Treasurer); Friends of Warner Parks; Tennessee Botanical Gardens and Fine Arts Center; Vanderbilt Children’s Hospital; and YMCA (Advisory Board). Other activities Mr. McInnes has been involved with include: Tennessee Special Olympics (Chairman); Tennessee Repertory Theatre (Chairman); Junior Achievement; Ensworth School; Nashville Child Center; HCA Foundation; and the Jack C. Massey School of Business, Belmont University. Professional involvements include: Financial Executives Institute; Society of Chartered Financial Analysts; and the Nashville Society of Financial Analysts (President). He is a graduate of Vanderbilt University (B.A., Philosophy) and Harvard Business School (M.B.A.).

Thomas R. Miller

Mr. Miller is a licensed commercial realtor. A former Alderman for the city of Franklin, Tennessee from 1997 to 2003, Mr. Miller is now the Mayor of Franklin since 2003. Mr. Miller has been involved in sales and marketing positions for New York Life Insurance Company; Lumberman’s Underwriting Alliance (a specialty insurer of lumber and woodworking properties); a marine insurance department; and a manager of a housing corporation. He served as Chief Executive Officer of Mid-Continent Systems in Arkansas as president of its insurance subsidiary. Mr. Miller served as sales manager of Johnson & Higgins, an international insurance broker located in Nashville, Tennessee. In 1991, Mr. Miller became a national sales manager with National Rehabilitation Centers, d/b/a Rehability Corporation where he recruited, trained, and managed national sales staff and branch office sales representatives. He is a member of Christ Community Church, Franklin, Tennessee.

Darrel E. Reifschneider

Darrel Reifschneider is the President and CEO of Harpeth True Value Hardware, a retail store and lumber yard in Franklin, Tennessee from 2000, in addition to a number of entrepreneurial endeavors throughout Middle Tennessee. Mr. Reifschneider was President of Manchester Tank Company, the second largest manufacturer of propane tanks in the United States and was associated with that company from 1946 to 1999. He is active in the Franklin Chamber of Commerce and the Breakfast Rotary at Franklin. Mr. Reifschneider is a graduate of Long Beach State University (B.S.). Darrell attends St. Andrew Lutheran Church in Franklin, Tennessee. He is a member of the Church Council and is the Chairperson of the Finance Committee.

THE BOARD OF DIRECTORS OF THE CORPORATION UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION OF THE NOMINEES LISTED ABOVE.

CLASS III INCUMBENT DIRECTORS

(Terms Expiring 2008)

Name	Age	Business Experience During Past Five Years and Position Held with the Bank and the Corporation**	Director Since
Dorris (Eli) Bennett	73	Director	2000*
Winston C. Hickman	64	Director	2000*
Michael R. Sapp	54	President of the Bank and Corporation	2000*

* Includes time served on Tennessee Commerce Bank board of directors

** See biographical information below

Dorris E. (Eli) Bennett

Mr. Bennett is a prominent businessperson active in a number of enterprises throughout the area and state. As a principal and director of Bennett Tool & Die Company, Inc. since 1970, Mr. Bennett presided over the growth of this business to become one of the significant resources of its type in Middle Tennessee. Mr. Bennett was a director of the Tennessee Association of Businesses from 1990 to 2002. He has been a director of Link Electric & Safety Control, Inc. since 1972, and has been on the President’s Board of the Goodpasture School since 2003. He has been active in the Lions Club since 1975 and is a member of the Madison Church of Christ.

Winston C. Hickman

Mr. Hickman has been a principal of T.W. Frierson Construction and Design Systems Builders of Nashville, Tennessee since 1973. Mr. Hickman’s professional career includes positions with the DuPont Company, Old Hickory, Tennessee; Jamison Bedding, Franklin, Tennessee; business owner with Nashville Record Plating; and project manager with the Hardaway Construction Company of Nashville. Civic activities include the Downtown Optimist Club; Vice President and President of Associated Builders and Contractors Association; and President (3 years) and Coach (14 years) of the Crieve Hall Youth Athletic Association. Mr. Hickman has served in the following capacities with the Brentwood United Methodist Church: Youth Leader, Sunday School Superintendent, Finance Committee, Chairman/Trustee. He is a graduate of the University of Tennessee, College of Engineering.

Michael R. Sapp

President and Chief Lending Officer

Mr. Sapp has served as President of the Corporation and as President and Chief Lending Officer of the Bank since September 2001. He has over twenty-five years of banking experience, with twenty years having been in Middle Tennessee. He was Division Manager / Senior Vice President, Equipment Finance Division at First American National Bank in Nashville for thirteen years until 1997. Mr. Sapp began his banking career in 1978 at BancOhio National Bank (now National City Corporation) as a branch lending officer. He is active in the Middle Tennessee Leadership Council and is a board member of the Franklin YMCA. Mr. Sapp is active in numerous activities at Christ Presbyterian Church and has served as a Youth Basketball Coach in the Franklin community. He received a B.S. from The Ohio State University. In addition, he graduated from the Colgate Darden School of Commercial Lending and is a Certified Instructor for the Forum Sales Training Program.

CLASS I INCUMBENT DIRECTORS

(Terms Expiring 2009)

Name	Age	Business Experience During Past Five Years and Position Held with the Bank and the Corporation**	Director Since
Arthur F. Helf	69	CEO and Chairman of the Board of Bank and Corporation	2000*
Fowler H. Low	75	Director	2000*
Regg E. Swanson	53	Director	2000*
Paul A. Thomas, M.D.	52	Director	2000*

* Includes time served on Tennessee Commerce Bank board of directors

** See biographical information below

Arthur F. Helf

Chairman and Chief Executive Officer

Mr. Helf has served as Chairman and Chief Executive Officer of the Corporation and the Bank since their inception. He  is actively involved in the community, having served as 2005 Chairman of the Cool Springs Chamber of Commerce and currently is a member of the Board of Directors.  Mr.. Helf currently serves as President and Chairman of the Board of Directors of the Franklin Rotary at Breakfast where he has held leadership positions for several years.  He has served as a board member of the Franklin YMCA.  Mr.. Helf is a member of the Tennessee Bankers Association Government Relations committee.  Mr. Helf was designated one of the 25 Most Influential Individuals in Williamson County in 2003 and again in 2006 by the Nashville Business Journal and the Williamson County Economic Development Council.  Mr. Helf served as a commissioned officer (Airborne/Ranger) in the U.S. Army.  He received a B.S. degree from Florida State University.

Fowler H. Low

Mr. Low is a private investor, retired from GENESCO, Inc., where he served as Chairman and Chief Executive Officer of Johnston and Murphy until late 1998. Mr. Low’s responsibilities with Johnston & Murphy included a nation-wide chain of retail stores and leased departments, and a wholesale sales/marketing group, as well as all manufacturing and sourcing. Concurrently, he was responsible for Volunteer Leather Company (a tannery) and GENESCO’S Export and Licensing operations. In 1996, he was named Senior Vice President of GENESCO, Inc. During his career, Mr. Low also served as President of the Williams Manufacturing Company, Portsmouth, Ohio and Vice President of G.H. Bass & Company, Wilton, Maine. Mr. Low is past Director of the Nashville Better Business Bureau and a past director of the Employee Credit Association (ECA) of Nashville, Tennessee. He is currently a director of Maine Cottage Furniture, Yarmouth, Maine. He served as an officer in the U.S. Navy aboard the destroyer U.S.S. James C. Owens. Mr. Low is a member of First Baptist Church (downtown), Nashville, Tennessee. He is a graduate of the Georgia Institute of Technology (B.S. Industrial Management).

Regg E. Swanson

Mr. Swanson has been president and managing member of STAR Physical Therapy, LLC since 1997. STAR Physical Therapy has seven outpatient and two contract physical therapy clinics. Mr. Swanson has been involved with sports medicine and physical therapy for 30 years, the last 18 years in Williamson County. Locally, he has designed and promoted the sports medicine athletic training coverage for all the high schools in Williamson County. Mr. Swanson is board member of the Maryland Farms YMCA and is active with the “We Build People” campaign. In 1988, he was one of the United States athletic trainers invited to travel with the Olympic team to Seoul, Korea. Mr. Swanson was honored in 1991 as Tennessee Clinical Athletic Trainer of the Year. He was head athletic trainer for the 1996 Atlanta Organizing Committee for the Olympic Games, in charge of the swimming venue. Mr. Swanson is very active and serves as a deacon at First Presbyterian Church. He is a graduate of Wayne State College, Nebraska (B.A. and M.A.) and the University of Oregon (Sports Medicine, National Athletic Trainer’s Association).

Paul A. Thomas, M.D.

Dr. Thomas is an orthopedic surgeon and member of the Bone & Joint Clinic in Franklin, Tennessee from October 1991. Dr. Thomas is a member of the Williamson Medical Society, Tennessee Medical Association, and American Medical Association. He is a fellow and board certified by the American Academy of Orthopedic Surgeons. He presently serves as an active staff physician at Williamson Medical Center and is chairman of the Emergency Room and Outpatient Committee. He also serves as a member of the Surgery Department Committee and is a member of the Nashville Orthopedic Association. In 1994, he was awarded the Physician of the Year by the Williamson Medical Center. Dr. Thomas presently serves as team physician for Battle Ground Academy and is a member of the Board of Directors for Battle Ground Academy’s Wildcat Club. He serves as an active sponsor of the Fellowship of Christian Athletes and participates in the free physicals for Williamson County Athletes Program. He was one of the founding members of the board of directors for the Franklin YMCA. Dr. Thomas is a Deacon at Christ Community Church and is actively involved in the Franklin Community Ministry. Dr. Thomas received his medical degree at the University Of Tennessee College Of Medicine, in Memphis, He served an internship at the University of Tennessee Center for Health Sciences from 1984-1985 and a residence in surgery at the University of Tennessee at Memphis from 1985-1986. He earned a fellowship in orthopedic surgery at the Campbell Clinic in Memphis from 1986 to 1989.

EXECUTIVE OFFICERS

Our board of directors has the power to appoint our officers. Each officer will hold office for such term as may be prescribed by the board of directors and until such person’s successor is chosen and qualified or until such person’s death, resignation, or removal.  We have the following executive officer in addition to Messrs. Helf, Sapp, and Cox, whose descriptions are detailed above in Proposal 2. Election of Directors.

Name	Age	Present Position
George W. Fort	49	Chief Financial Officer

George W. Fort

Chief Financial Officer

Mr. Fort has served as Chief Financial Officer of the Corporation and the Bank since September 2005. Mr. Fort joined the Bank in February 2004 as Vice President, Finance. He has over twenty-five years of accounting and finance experience including mergers and acquisitions and public debt and equity offerings. Prior to joining the Bank, he worked as a Consultant in financial services at Fort Associates, LLC from 2001 to 2004. He also served as Treasurer of Nu-Kote International, Inc., Director of Finance at Performance Food Group, Inc. and Director, Special Projects at NATCO Group, Inc. He received a B.A. from Furman University, an M.B.A. from the University of Texas and holds the Certified Treasury Professional and Certified Management Accountant designations. He is a Certified Public Accountant licensed in Texas and Tennessee.

INFORMATION ABOUT THE BOARD OF DIRECTORS

Role of the Board

Pursuant to Tennessee law, our business, property and affairs are managed under the direction of our board of directors.  The board has responsibility for establishing broad corporate policies and for our overall performance and direction, but is not involved in day-to-day operations.  Members of the board keep informed of our business by participating in board and committee meetings, by reviewing analyses and reports sent to them regularly, and through discussions with our executive officers.

Board Structure

Our bylaws provide that the board of directors shall consist of no fewer than five nor more than 25 members.  The board is currently composed of 13 members.  The directors each hold office for a term of three years, or until the next annual meeting of shareholders.

2006 Board and Committee Meetings

During 2006 the Bank’s board of directors held four meetings, the Audit Committee held four meetings, the Executive Committee held seven meetings and the Compensation Committee held one meeting. All board members attended at least 75% of our board meetings. All board members attended at least 75% of the meetings of the committees of which that director is a member except Mr. Miller who attended 50% of the Audit Committee meetings in 2006.

Attendance at Annual Shareholders’ Meeting

All directors are expected to attend the annual shareholders’ meeting and their attendance is recorded in the minutes.

Board Committees

The board has three standing committees: the Audit Committee, the Compensation Committee and the Executive Committee. In addition, the board formed the Pricing Committee in 2006 for the limited purpose of advising the full board on the pricing of the public stock offering completed in 2006.

Audit Committee. The Audit Committee consists of Messrs. Grimaud, Hickman (Chairman), McInnes and Miller.  The Board of Directors has determined that Mr. McInnes is an audit committee financial expert, as defined in Item 401(h) (2) of Regulation S-K.  The Audit Committee has the authority and responsibility to insure the accuracy and reliability of our financial statements; adequate internal controls and operating procedures; and compliance with all laws, regulations, and policies.

Compensation Committee. The Compensation Committee consists of Messrs. Bennett, Dierksen,  Cox, Helf, Hickman, McInnes, Grimaud, Low, Sapp, Swanson, Thomas, Reifschneider and Miller. Executive officers that are also committee members do not participate in discussions or vote on matters relating to their compensation.

Executive Committee. The Executive Committee consists of Messrs. Bennett, Cox, Grimaud, Helf (Chairman), Hickman, McInnes and Sapp.

Pricing Committee. The Pricing Committee consisted of Messrs. McInnes, Hickman, Sapp, Helf, Cox and Chief Financial Officer Fort. The Pricing Committee was formed for the limited purpose of advising the full board on the pricing of the public stock offering completed in 2006.

Nominations for Directorships

We currently have no standing nominating committee because of the long tenure of the current directors, because a majority of the members of the board are independent and because we have determined that the entire board of directors itself adequately serves the function of a nominating committee.

The board had determined that all of the directors, other than Messrs. Helf, Sapp, and Cox, are independent under the NASD listing standards requirements.  Vacancies on the board may be filled by a majority of the remaining directors.

With respect to the nominating process, the board discusses and evaluates possible candidates in detail.  The board selects new nominees for the position of an independent director based on the following criteria:

•                  Personal qualities and characteristics, experience, accomplishments and reputation in the business community.

•                  Current knowledge and contacts in Franklin/Williamson County and in the banking industry or other industries relevant to our business.

•                  Diversity of viewpoints, background, experience and other demographics.

•                  Ability and willingness to commit adequate time to board and committee matters.

•                  The fit of the individual’s skills and personality with those of other directors and potential directors in building a board that is effective and responsive to its duties and responsibilities.

The board does not set specific, minimum qualifications that nominees must meet in order for the board to select them as nominees, but rather believes that each nominee should be evaluated based on his or her individual merits, taking into account our needs and the composition of the board of directors.

Once a candidate is identified whom the board wants seriously to consider and move toward nomination, the Chairman of the Board, the President and/or other directors will enter into a discussion with that nominee.

Shareholder Nominations of Directors

The board will consider nominees recommended by shareholders, and any such nominee is given appropriate consideration in the same manner as other nominees using the same criteria described above and considering the additional information referred to below.  Shareholders who wish to submit nominees for director for consideration by the board for election may do so by submitting in writing such nominees’ names in compliance with the procedures as described below, to the Chairman of the Board, in care of the Corporate Secretary. A shareholder’s nomination must contain:

•                  A statement that the writer is a shareholder and is proposing a candidate for consideration by the board;

•                  The name of and contact information for the candidate;

•                  A statement of the candidate’s business and educational experience;

•                  Information regarding each of the factors listed above, sufficient to enable the board to evaluate the candidate;

•                  A statement detailing any relationship or understanding between the proposing shareholder and the candidate;

•                  A statement that the candidate is willing to be considered and willing to serve as a director if nominated and elected; and

•                  A statement of the number of shares of our common stock that the nominating shareholder holds of record or in which shareholder has a beneficial interest and the number of such shares that have been held for more than one year.

We do not pay a fee to any third party to identify or evaluate or assist in the identification or evaluation of potential nominees to our board.  All directors are expected to attend the annual meeting and their attendance is recorded in the minutes.

Shareholder Communication with the Board of Directors

Shareholders desiring to communicate with our board of directors on matters other than director nominations should submit their communication in writing to the Chairman of the Board of Directors, c/o Investor Relations, Tennessee Commerce Bancorp, Inc. 381 Mallory Station Road, Suite 207, Franklin, Tennessee 37067 and identify themselves as a shareholder.  All such communication will be forwarded to the Chairman of the Board for a determination as to how to proceed.

Other Directorships and Family Relationships

None of our directors currently serves as a director of any other public company.  We are not aware of any family relationships between any of our directors and executive officers.

Proposal 3 — Ratification of the Appointment of KraftCPAs, PLLC
as the Corporation’s Independent Accountants and Auditors for Fiscal 2007

The board of directors has confirmed the appointment by the audit committee of KraftCPAs, PLLC (“Kraft”) as our independent accountants and auditors for fiscal 2007. Kraft has served as our independent accountants and auditors since November 21, 2005. KraftCPAs, PLLC replaced Crowe Chizek and Company, LLC (“Crowe”), which served as  our independent accountants and auditors since 2000. Our board of directors approved the appointment of Kraft based upon the recommendation of the Audit Committee to the board of directors.

Crowe’s reports on our consolidated financial statements for each of the years ended December 31, 2004 and December 31, 2003, did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

During the years ended December 31, 2003 and December 31, 2004, and the subsequent interim period through November 21, 2005, there are no disagreements with Crowe on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to Crowe’s satisfaction, would have caused Crowe to make reference to the subject matter of the disagreement in connection with its report on our consolidated financial statements for such years. Crowe has provided us with a letter stating its agreement with such statements. This letter was filed as an exhibit to our Current Report on Form 8-K, filed with the Securities and Exchange Commission on November 23, 2005.

None of the reportable events described in Item 304(a)(1)(v) of Regulation S-K occurred within our two most recent fiscal years ended December 31, 2004 or within the subsequent interim period through November 21, 2005.

During the two most recent fiscal years ended December 31, 2003 and December 31, 2004, and the subsequent interim period through November 21, 2005, we did not consult with Kraft regarding any of the matters or events set forth in Item 304(a)(2)(i) or (ii) of Regulation S-K.

Assuming a quorum is present, a majority of the votes cast at the annual meeting is required to ratify the appointment of Kraft as our independent accountants and auditors for fiscal year 2007. Representatives from Kraft will be at our shareholder meeting. They will have the opportunity to make a statement if they choose to do so and will be available for questions.

For services rendered in 2006 by Kraft, we incurred the following fees:

Audit Fees

The aggregate fees billed by Kraft, for audit of our annual financial statements and the reviews of the financial statements included in our Form 10-K and Forms 10-Q for fiscal year 2006 and our S-1 filings were $163,891.

Audited-Related Fees

None.

Tax Fees

The aggregate fees billed by Kraft in fiscal years 2006 for professional services for tax compliance, tax advice and tax planning were $12,950.

All Other Fees

None.

The Audit Committee approved the above services to be performed by Kraft for the current year ended.

Kraft, our principal independent accountants and auditors performed no services for us during 2005. Therefore, we did not pay any fees to Kraft in 2005.

For services rendered in 2005 by Crowe, our former independent auditors, we incurred the following fees:

Audit Fees

The aggregate fees billed by Crowe, for audit of our annual financial statements and the reviews of the financial statements included in our Form 10 and Forms 10-Q for fiscal year 2005 were $68,400.

Audited-Related Fees

None.

Tax Fees

The aggregate fees billed by Crowe in fiscal years 2005 for professional services for tax compliance, tax advice and tax planning were $9,570.

All Other Fees

The aggregate fees billed by Crowe for other services rendered in 2005 were $19,620.  These services were primarily general consultancy related services.

The Audit Committee has adopted pre-approval policies and procedures for audit and non-audit services to be performed by Kraft as the registered public accounting firm that performs the audit of our consolidated financial statements that are filed with the SEC. All services by Kraft must be pre-approved by the Audit Committee. The Audit Committee considered whether the provision of audit-related and other non-audit services conflicts with Kraft’s independence, and found that this provision of services is compatible with maintaining the principal accountant’s independence.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS VOTING “FOR” RATIFICATION OF THE APPOINTMENT OF KRAFTCPAS, PLLC AS THE CORPORATION’S INDEPENDENT ACCOUNTANTS AND AUDITORS FOR FISCAL 2007.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

The Bank has in the past and will continue to have in the future banking transactions in the ordinary course of business with directors, officers, and 5% shareholders and “related interests” of such persons.  As used in this connection, “related interests” includes any entities, such as corporations in which directors have a 10% or greater ownership; corporations in which our directors or officers also serve as officers; other organizations, partnerships, and entities in which such persons are interested; and certain relatives of directors and officers.  It is management’s opinion that the direct and indirect extensions of credit described above have been and will continue to be (i) evidenced by a promissory note naming the lender as payee, and contain an annual percentage rate which is reasonably comparable to that normally charged to non-affiliates by other commercial lenders for similar loans made in the lender’s locale; (ii) repaid pursuant to appropriate amortization schedules and contain default provisions comparable to those normally used by other commercial lenders for similar loans made in the lender’s locale; (iii) made only if credit reports and financial statements, or other reasonable investigation appropriate in light of the nature and terms of the loan and which meet the loan policies normally used by other commercial lenders for similar loans made to non-affiliates in the lender’s locale, show the borrower to be collectible and a satisfactory credit risk; and (iv) relative to the purpose of the loan and the disbursement of proceeds, reviewed and monitored in a manner comparable to that normally used by other commercial lenders for similar loans made in the lender’s locale on the same terms, including collateral and interest rates, as those prevailing at the time for comparable transactions with unrelated persons and have not, and will not in the future, involve more than normal risk of uncollectibility or present other unfavorable features.  During 2006, the amount of extensions of credit to any director or officer, together with related interests, did not exceed 10% of the Bank’s equity capital.  At December 31, 2006, direct and indirect loans to officers and directors by the Bank aggregated approximately $8.7 million.

COMPENSATION COMMITTEE REPORT

The following Compensation Committee Report shall not be deemed filed or incorporated by reference into any other document, including the Corporation’s filings under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent the Corporation specifically incorporates this Report into any such filing by reference.

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis contained in this Proxy Statement with management. Based on this review and discussion, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in our Proxy Statement for its 2007 Annual Meeting of Shareholders.

Submitted by the Compensation Committee of our Board of Directors

Dorris (Eli) Bennett	William W. McInnes
H. Lamar Cox	Thomas R. Miller
Paul W. Dierksen	Darrel Reifschneider
Dennis L. Grimaud	Michael R. Sapp
Arthur F. Helf	Regg E. Swanson
Winston C. Hickman	Paul A. Thomas
Fowler H. Low

EXECUTIVE COMPENSATION

Summary Compensation

The following table sets forth the aggregate remuneration paid by us or the Bank for services for the year ended December 31, 2006 to the Chief Executive Officer and the three other Named Executive Officers. We have a total of four Named Executive Officers and no other officers that would qualify as such under the definition of a Named Executive Officer.

SUMMARY COMPENSATION TABLE

							Change in
							Pension
							Value and
						Non-Equity	Nonqualified
						Incentive	Deferred
Name and				Stock	Option	Plan	Compensation	All Other
Principal		Salary	Bonus	Awards	Awards	Compensation	Earnings	Compensation	Total
Position	Year	($)	($)	($)	($) (1)	($)	($)	($) (2)	($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)
Arthur F. Helf	2006	$190,000	$142,500	$—	$—	$—	$—	$25,378	$357,878
Chairman and Chief Executive Officer
George W. Fort	2006	$130,000	$82,672	$—	$—	$—	$—	$19,408	$232,080
Chief Financial Officer
Michael R. Sapp	2006	$190,000	$142,500	$—	$—	$—	$—	$22,640	$355,140
President andChief Lending Officer
H. Lamar Cox	2006	$180,000	$135,000	$—	$—	$—	$—	$29,410	$344,410
Chief Administrative Officer

(1)  Option Awards — There were no forfeited stock option grants for the Named Executive Officers in 2006.

(2)  Other Compensation — We provide the Named Executive Officers with other forms of compensation including paid life insurance premiums, car allowances, and board fees, all of which are included above in column (i). Each Named Executive Officer receives five weeks of  paid time off each year (excluding holidays). We provide sick leave for all employees, including the Named Executive Officers. Employees, including the Named Executive Officers, are not permitted to carryover unused paid time off into a subsequent fiscal year. We provide medical and other benefits to the Named Executive Officers that are generally available to other employees.

In 2006, the Named Executive Officers were paid in accordance with a compensation plan that includes a cash incentive bonus payment of up to 100% of  base salary if all performance criteria are met or surpassed. This resulted in the base salary and bonus payments to Messrs. Helf and Sapp that were ninety-three percent of their total compensation.  The salary and bonus payments to Messrs. Fort and Cox were ninety-one percent of their total compensation.

Employment Agreements

On January 19, 2006, the Bank entered into two-year automatically renewable employment agreements with four executive officers.   In the event of a change in control of the Bank, or an executive officer is terminated without cause, the Bank has an obligation to pay 2.99 times the officer’s annual salary and bonus which combined is not to be less than the previous year’s salary and bonus.  This payment, can at the Bank’s discretion, be made as a lump sum payment or in equal payments over a twenty four month period. Additionally, the Bank will provide health and life insurance benefits for a period of two years and pay up to $100,000 per executive officer for excise tax payable due to the receipt of the other payments. Also, under the terms of the employment agreement, the executive officers agree to a 3 year non-compete period after a change in control during which they may not engage in or be an interested party in any business similar to or engaging in business similar to the Bank. At December 31, 2006, a change in control would have resulted in payments for salary and bonus for all executive officers totaling $4.2 million.

GRANTS OF PLAN-BASED AWARDS

The following table summarizes certain information regarding grants of plan based awards to the Named Executive Officers during fiscal year 2006. In 2006, no grants of plan-based awards were made the Named Executive Officers, our employees or non-employee directors.

		Estimated Future Payouts			Estimated Future Payouts
		Under Non-Equity			Under Equity Incentive
		Incentive Plan Awards			Plan Awards			All
								Other			Grant
								Stock	All Other		Date
								Awards:	Option		Fair
								Number	Awards:	Exercise	Value of
								of	Number of	or Base	Stock
								Shares	Securities	Price of	and
								of Stock	Underlying	Option	Option
	Grant	Threshold	Target	Maximum	Threshold	Target	Maximum	or Units	Options(1)	Awards	Awards
Name	Date	($)	($)	($)	(#)	(#)	(#)	(#)	(#)	($/Sh)	($)
Arthur F. Helf	None
George W. Fort	None
Michael R. Sapp	None
H. Lamar Cox	None

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END 2006

The following table sets forth information with respect to our outstanding option awards as of December 31, 2006 for our Named Executive Officers.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END
	OPTION AWARDS					STOCK AWARDS
									Equity
								Equity	Incentive
								Incentive	Plan
								Plan	Awards:
			Equity					Awards:	Market or
			Incentive				Market	Number of	Payout
			Plan				Value of	Unearned	Value of
			Awards:			Number	Shares	Shares,	Unearned
	Number of	Number of	Number of			of Shares	or Units	Units or	Shares,
	Securities	Securities	Securities			or Units	of Stock	Other	Units or
	Underlying	Underlying	Underlying			of Stock	That	Rights	Other
	Unexercised	Unexercised	Unexercised	Option		That	Have	That	Rights
	Options	Options	Unearned	Exercise	Option	Have Not	Not	Have Not	That Have
	(#)	(#)	Options	Price	Expiration	Vested	Vested	Vested	Not Vested
Name	Exercisable	Unexercisable	(#)	($)	Date	(#)	($)	(#)	(#)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)
Arthur F. Helf	100,872	—	—	5.00	1/14/2010	—	—	—	—
	30,000	—	—	7.50	2/18/2013	—	—	—	—
	20,000	—	—	10.50	8/15/2013	—	—	—	—
	20,000	—	—	11.00	3/16/2014	—	—	—	—
George W. Fort	5,000	—	—	16.00	8/1/2015	—	—	—	—
	6,250	—	—	16.00	11/1/2015	—	—	—	—
Michael R. Sapp	100,872	—	—	5.00	1/14/2010	—	—	—	—
	30,000	—	—	7.50	2/18/2013	—	—	—	—
	20,000	—	—	10.50	8/15/2013	—	—	—	—
	20,000	—	—	11.00	3/16/2014	—	—	—	—
H. Lamar Cox	33,348	—	—	5.00	1/14/2010	—	—	—	—
	30,000	—	—	7.50	2/18/2013	—	—	—	—
	20,000	—	—	10.50	8/15/2013	—	—	—	—
	20,000	—	—	11.00	3/16/2014	—	—	—	—

OPTIONS EXERCISED AND STOCK VESTED TABLE

The following table sets forth certain information with respect to options exercised by the Named Executive Officers in fiscal 2006:

	Option Awards		Stock Awards
	Number of		Number of
	Shares	Value	Shares	Value
	Acquired	Realized	Acquired	Realized
	on Exercise	on Exercise	on Vesting	on Vesting
Name	(#)	($) (1)	(#)	($)

Arthur F. Helf	—	—	—	—

George W. Fort	—	—	—	—

Michael R. Sapp	—	—	—	—

H. Lamar Cox	2,000	36,000	—	—

(1)             Value is calculated as the difference between the option strike price and current market value of a share of stock on the date of exercise multiplied by the number of options exercised.

PENSION BENEFITS

PENSION BENEFITS
		Number	Payments
		of	Present	During
		Years	Value of	Last
		Credited	Accumulated	Fiscal
	Plan	Service	Benefit	Year
Name	Name	(#)	($)	($)
(a)	(b)	(c)	(d)	(e)
Arthur F. Helf	None
George W. Fort	None
Michael R. Sapp	None
H. Lamar Cox	None

Currently, we do not have a pension plan or pension benefits for the Named Executive Officers, our employees or non-employee directors. Also, no Named Executive Officer received a 401(k) matching payment in 2006.

NONQUALIFIED DEFERRED COMPENSATION TABLE

Currently, we do not have a nonqualified deferred compensation plan or deferred compensation benefits for the Named Executive Officers, our employees or non-employee directors.

DIRECTOR COMPENSATION

Directors of the Corporation and the Bank, who are the same individuals, receive fees for board meetings and committee meetings attended. Executive officers who are also directors receive fees for board meetings attended but not for committee meetings. In 2006, the thirteen directors were paid a total of $ 156,000 in fees.

The following table sets forth the compensation of our directors for services rendered during 2006:

(a)	(b)	(c)	(d)	(e)	(f)	(g)	(k)
					Change in
					Pension
					Value and
	Fees			Non-Equity	Nonqualified
	Earned			Incentive	Deferred
	or Paid	Stock	Option	Plan	Compensation	All Other
Name	in Cash	Awards	Awards	Compensation	Earnings	Compensation	Total
Dorris E. (Eli) Bennett	$15,250	—	—	—	—	—	$15,250
H. Lamar Cox	$10,000	—	—	—	—	—	$10,000
Paul W. Dierksen	$10,000	—	—	—	—	—	$10,000
Dennis L. Grimaud	$18,250	—	—	—	—	—	$18,250
Arthur F. Helf	$10,000	—	—	—	—	—	$10,000
Winston C. Hickman	$18,000	—	—	—	—	—	$18,000
Fowler H. Low	$8,250	—	—	—	—	—	$8,250
William W. McInnes	$15,750	—	—	—	—	—	$15,750
Thomas R. Miller	$11,500	—	—	—	—	—	$11,500
Darrel E. Reifschneider	$8,250	—	—	—	—	—	$8,250
Michael R. Sapp	$10,000	—	—	—	—	—	$10,000
Regg E. Swanson	$10,750	—	—	—	—	—	$10,750
Paul A. Thomas	$10,000	—	—	—	—	—	$10,000

Each of our directors are paid fees for attending full board meetings and committee meetings. Directors are not paid a retainer and are not paid for meetings which they do not attend. In 2006, directors were paid $2,500 for each full board meeting attended. Each committee member was paid $750 for each committee meeting attended. The committee chairman was paid $1,000 for each committee meeting attended. In 2006, there were four full board meetings, four audit committee meetings, seven executive committee meetings and two pricing committee meetings. The Named Executive Officers who are also directors were paid $2,500 for full board meetings attended but not paid for committee meetings which they attended.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

The Compensation Committee consists of all thirteen directors and does not have a separate charter. The three executive officers who are also board members were members of the Compensation Committee and were officers of the Corporation and Bank during 2006. Executive officers that are also Compensation Committee members do not participate in discussions or vote on matters relating to their compensation. None of the executive officers have served as a director or member of the compensation committee of any other entity whose executive officers served on our board of directors. All decisions relating to officer compensation are reviewed by the full board. The Compensation Committee has the authority to make all decisions relating to executive officer compensation. They may delegate that authority to other persons specifying what authority is so delegated and to whom.

Our compensation practices are designed to provide competitive level of compensation to the executive officers and to provide rewards for satisfactory performance.  Each executive officer’s performance is evaluated for bonus eligibility against performance criteria goals in four areas: profitability, growth, credit quality and operating efficiency. If all goals are met, the executive officer is eligible to receive a bonus up to one hundred percent of their prior year salary. We provide medical and other benefits to the executive officers that are generally available to other employees. The executive officers receive a car allowance and we purchase term life insurance policies covering the executive officers that provide 60% of the policy benefit to the executive officers.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
AND MANAGEMENT

As of March 31, 2007,  our records indicate the following persons own more than 5% of our outstanding common stock.

5% Shareholders at March 31, 2007

Name and Address of Beneficial Owner(1)	Amount and Nature of Beneficial Ownership	Total Percent of Class(%)(2)
Mr. Michael R. Sapp(3)	273,588	5.9%
Mr. Arthur F. Helf(4)	244,824	5.3%
Gilder Gagnon Howe & Co.(5)	723,858	16.1%
1775 Broadway
New York, NY 10019

(1)             The address for Mr. Sapp and Mr. Helf is 381 Mallory Station Rd, Suite 207, Franklin, TN 37067

(2)    As of March 31, 2007, based on the current 4,495,024 shares of our  common stock outstanding, plus, for each person, any shares of common stock that person has the right to acquire within 60 days pursuant to the stock options

(3)             Sapp- 81,716 owned directly, 21,000 owned indirectly by family members, 170,872 in exercisable stock options

(4)             Helf- 41,200 owned directly, 37,752 indirectly by spouse and children, 165,872 in exercisable stock options

(5)             Ownership based on December 31, 2006 ownership from Schedule 13G/A  filing by shareholder on February 14, 2007.

As of March 31, 2007, our records indicate the following number of shares of common stock were beneficially owned by (i) each person who is a director or a named executive officer of the Corporation and (ii) all directors and executive officers as a group.  Management is not aware of any change in control of the Bank or the Corporation that has occurred since the Bank commenced operations on January 14, 2000, other than the share exchange to form the Corporation on May 31, 2000, or any arrangement which may, at a subsequent date, result in a change in control of the Corporation.  Management does not know of any person who owns, beneficially or of record, more than 5% of our outstanding common stock, other than the above-listed individuals. Except as otherwise indicated, each shareholder listed below has sole voting and investment power as to the shares owned by that person.

Beneficial Ownership of  Directors and Executive Officers

Name and Address of Beneficial Owner(1)	Amount of Nature of Beneficial Ownership	Percentage of Outstanding Common Stock(%)(2)

Mr. Eli Bennett(3)	111,132	2.5%

Mr. H. Lamar Cox(4)	99,348	2.2%

Mr. Paul Dierksen(5)	42,200	0.9%

Mr. George W. Fort (6)	2,500	0.1%

Mr. Dennis Grimaud(7)	53,332	1.2%

Mr. Arthur F. Helf(8)	244,824	5.3%

Mr. Winston Hickman(9)	115,000	2.5%

Mr. Fowler Low(10)	76,332	1.7%

Mr. William McInnes(11)	76,332	1.7%

Mr. Thomas Miller(12)	36,332	0.8%

Mr. Darrel Reifschneider(13)	167,120	3.7%

Mr. Michael R. Sapp(14)	273,588	5.9%

Mr. Regg Swanson(15)	70,232	1.6%

Mr. Paul Thomas(16)	93,616	2.1%

Directors and executive officers — 14 total	1,461,888	28.2%

(1)             The address for all above listed individuals is 381 Mallory Station Rd., Suite 207, Franklin, Tennessee 37067.

(2)    As of March 31, 2007, based on the current 4,495,024 shares of our common stock outstanding, plus, for each person, any shares of common stock that person has the right to acquire within 60 days pursuant to stock options

(3)             Bennett — 84,532 owned directly, 26,600 owned indirectly by spouse and children

(4)             Cox — 6,000 owned directly, 93,348 in exercisable stock options

(5)             Dierksen — 12,200 owned directly, 30,000 in exercisable stock options

(6)             Fort — 2,500 in exercisable stock options

(7)             Grimaud — 23,332 owned directly, 30,000 in exercisable stock options

(8)             Helf — 41,200 owned directly, 37,752 indirectly by spouse and children, 165,872 in exercisable stock options

(9)             Hickman — 85,000 owned directly, 30,000 in exercisable stock options

(10)       Low — 46,332 owned directly, 30,000 in exercisable stock options

(11)       McInness — 46,332 owned directly, 30,000 in exercisable stock options

(12)       Miller — 14,832 owned directly, 21,500 in exercisable stock options

(13)       Reifschneider — 130,550 owned directly, 6,570 indirectly by children, 30,000 in exercisable stock options

(14)       Sapp — 81,716 owned directly, 21,000 owned indirectly by family members, 170,872 in exercisable stock options

(15)       Swanson — 39,332 owned directly, 900 indirectly by children, 30,000 in exercisable stock options

(16)       Thomas — 44,666 owned directly, 18,950 indirectly by father and children, 30,000 in exercisable stock options

CODE OF ETHICS

Our Board of Directors has not adopted a Code of Ethics, as defined by the rules and regulations of the Securities and Exchange Commission, because the principal business of the consolidated company is conducted by the Bank rather than the holding company. The Board of Directors of the Bank has adopted a Code of Ethics for all the employees of the Bank including all the Executive Officers and Directors of the Bank who are the Executive Officers and Directors of the Corporation. A copy of this code can be obtained by a written request to Investor Relations, Tennessee Commerce Bancorp, Inc., 381 Mallory Station Road, Franklin, Tennessee 37067-8264

AUDIT COMMITTEE REPORT
OF THE BOARD OF DIRECTORS

The Audit Committee consists of four directors: Messrs. Grimaud, Hickman (Chairman), McInnes and Miller. Each member meets the independence and qualification standards required by the NASD’s listing standards. William McInnes is an audit committee financial expert, as defined in Item 407(d)(5)(ii) of Regulation S-K. During the fiscal year ended December 31, 2006, the Committee met four times.  The Audit Committee has adopted a written charter.

Notwithstanding anything to the contrary set forth in any of our previous filings under the Securities Exchange Act of 1934, as amended, that might incorporate future filings by reference, including this proxy statement, in whole or in part, the following Audit Committee Report and the statements regarding the independence of the members of the Committee shall not be incorporated by reference into any such filings.

The Audit Committee monitors and reviews the performance of the independent auditors and the quality and integrity of our internal accounting, auditing and financial reporting practices.  The Committee’s chief duties are to:

•                  hire one or more independent public accountants to audit our books, records and financial statements and to review our system of accounting, including our systems of internal control;

•                  monitor and evaluate, independently and objectively, our internal financial controls and financial reporting procedure;

•                  discuss with the independent accountants the results of their audits and reviews;

•                  periodically communicate the Committee’s findings to the board of directors; and

•                  facilitate communication among the board of directors, the independent auditors, and our management.

The Committee has obtained and reviewed, from the independent auditors, KraftCPAs, PLLC, a formal written statement describing all relationships between the auditors and us that might bear on the auditors’ independence.  This statement conforms to Independence Standards Board Standard No. 1, “Independence Discussions with Audit Committees.”  The Committee has also discussed with the auditors any relationships that may impact their objectivity and independence, and satisfied itself that the auditors are independent of the Corporation.

While each member of the Audit Committee has the broad level of general financial experience required to serve on the Committee, members of the Committee rely without independent verification on the information provided to them and on the representations made by management and the independent auditors.  Accordingly, the Committee’s oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal controls and procedures designed to assure compliance with the accounting standards and applicable laws and regulations.  Furthermore, the Committee’s considerations and discussions referred to above do not assure that the audit of our financial statements are presented in accordance with generally accepting accounting principles or that our auditors are in fact “independent.”

The Committee has discussed with our management the audited financial statements for the year ended December 31, 2006.  The Committee has also discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, as amended (Communication with Audit Committees) and, with and without management present, discussed and reviewed the results of the independent auditors’ examination of our financial statements.  The Committee has also discussed with the independent auditors their evaluation of our internal controls, and the overall quality of our financial reporting.

Based upon the results of the inquiries and actions discussed above, the Audit Committee recommended to the board of directors that our audited financial statements be included in its annual report on Form 10-K for the year ended December 31, 2006, for filing with the Securities and Exchange Commission. The Committee has also recommended the reappointment, subject to shareholder approval, of the independent auditors, KraftCPAs, PLLC.

Winston Hickman (Chairman)

William McInnes

Dennis Grimaud

Thomas Miller

COMPENSATION DISCUSSION AND ANALYSIS

Introduction

The Compensation Committee of the Board is comprised of the 13 directors on the Board of Directors and is responsible for making decisions concerning cash and other compensation paid to our Chief Executive Officer and our other Named Executive Officers. Executive officers that are also Compensation Committee members do not participate in discussions or vote on matters relating to their compensation. The Compensation Committee utilizes the services of a nationally recognized consulting firm in the development and design of our overall executive compensation program. Except for the executive officers that are also members of the Compensation Committee, each member of the Compensation Committee is independent within the meaning of NASD’s listing standard and is appointed annually.

The Compensation Committee meets periodically to evaluate the compensation and fringe benefits of our Named Executive Officers as well as the compensation of the non-employee directors.  The Compensation Committee also evaluates the performance criteria upon which cash incentive bonuses and other incentives including equity incentives are based. The Compensation Committee met once during 2006.

Executive Compensation Philosophy

We seek to provide an executive compensation package that is driven by overall financial performance and increase in shareholder value. Executive compensation is intended to be set at levels that the Compensation Committee, based upon information developed with our outside consultant, believes is consistent with a peer group of banks selected by the Committee.

Compensation should reflect the value of the job in the marketplace. To attract and retain a highly skilled workforce we must remain competitive with the pay of other employers who compete with us for talent. Compensation programs must deliver top-tier compensation for top-tier individual and company performance. Where individual performance falls short of expectations and/or company performance lags the industry, the programs should deliver lower-tier compensation. In addition, the objectives of pay for performance and retention must be balanced. Even in periods of temporary downturns in company performance, the programs should continue to ensure that successful, high-achieving employees remain motivated and committed to us.

Our compensation practices are designed to provide a competitive level of compensation to the executive officers and to provide rewards for satisfactory performance.  For the executive officers, our practice has been to provide a base salary that accounts for approximately 50% to 55% of their total compensation. We also provide a cash bonus incentive that accounts for approximately 45% to 50% of their total compensation. Equity incentive compensation has been awarded at various times in the first few years of the Bank’s existence but an award has not been made since 2004. Other compensation for executive officers accounts for 5% to 10% of their total compensation. As other compensation, the executive officers receive a car allowance. We also purchase term life insurance policies covering the executive officers that provide 60% of the policy benefit to the executive officers.

Objectives of Executive Compensation

The objectives of our executive compensation program are to attract and retain quality executive leadership and to enhance the individual executive’s performance. The compensation committee bases its executive compensation program on the same objectives that guide us in establishing all of our compensation programs. Compensation is based upon the level of job responsibility, individual performance and company performance. As employees progress to higher levels of responsibility in the organization, an increasing proportion of their pay should be linked to our performance and changes in shareholder value, because at higher levels they are more able to affect our results.

The committee strives to meet these objectives while maintaining market competitive pay levels and ensuring that we make efficient use of our resources and have predictable expense recognition.

Competitive Positioning

In conjunction with the outside consultant, a customized high performing peer group of banks was developed. The peer group was developed based upon a number of factors including growth and earnings, asset size and comparison to our business model. The Committee further stratified the peer group by factors relating to similarities to us in operations and organization. A proxy analysis was performed comparing our executive officers’ overall compensation to the peer group.

Base Salary

Base salaries are determined initially by evaluating the responsibilities of the positions held, and by reference to the competitive marketplace for talent, including a comparison of base salaries for comparable positions at comparable companies within the financial services industry. Annual salary adjustments are determined by evaluating the competitive marketplace, our performance and the performance of the individual executive officer.

Based upon this review of market data developed on the peer group of banks, the committee set base salary levels for the Chief Executive Officer and other executive officers at levels commensurate with our performance within the peer group.

Cash Bonus Incentive

The Chief Executive Officer and other executive officer’s performance is evaluated for cash bonus eligibility against performance criteria goals in four areas: profitability, growth, credit quality and operating efficiency. The executive officers operate in a team environment and the performance criteria against which they are measured are uniform across functional positions. The committee at the recommendation of management sets performance criteria goals in these four areas. If all goals are met, the executive officer is eligible to receive a bonus up to one hundred percent of their prior year salary.

Equity Incentive

Currently, we do not have an equity incentive plan but at various times our board of directors at their discretion has granted stock option awards to the Chief Executive Officer and other executive officers as well as employees and non-employee directors. In 2007, we expect to formalize this process with a performance and retention equity award incentive plan administered  by the Compensation Committee.

Performance Measurement

We have established performance criteria and goals consisting of financial and other measures in the important areas of profitability, growth, credit quality and operating efficiency. These measurements primarily include categories which are widely known in the banking industry and may include any of the following:

Profitability

Return on average assets

Return on average equity

Fully-diluted earnings per share

Total noninterest income to total revenues

Net interest margin

Growth

Growth in earnings per share year over year

Growth in deposits year over year

Growth in assets year over year

Credit Quality

Criticized/classified assets to capital

Allowance for loan losses to total loans

Nonperforming loans to total loans

Past due loans > 90 days

Net charged-off loans to average loans

Operating Efficiency

Efficiency ratio

Assets per employee

Employee retention rates

Annually, the performance criteria and goals are reviewed and, in some cases, the criteria or goals are modified by the Compensation Committee. These criteria provide a basis for making qualitative judgments about performance and its implication on compensation and incentive awards for our executive officers.

Composition of Total Compensation

Our executive compensation should include both short and long term compensation, with an emphasis on long-term compensation that is tied to corporate performance. In 2007, we expect to formalize an equity based long-term component of total compensation for executive officers. By using long-term incentives, we align our executive’s interests with our shareholders and create a strong retention tool.

Base salaries are designed to provide competitive levels of compensation to executives based upon their experience, duties and scope of responsibility. Our practice has been to set base salary levels competitively coupled with the opportunity for the executive to substantially increase their compensation by meeting aggressive performance criteria goals.

Annual cash bonus incentives are used as a short-term incentive to drive achievement of annual performance criteria goals and to encourage team work.

We have entered into two-year automatically renewable employment agreements with the Chief Executive Officer and the three other executive officers.  In the event of a change in control of the Bank, or an executive officer is terminated without cause, the Bank has an obligation to pay 2.99 times the officer’s annual salary and bonus which combined is not to be less than the previous year’s salary and bonus.  This payment, can at the Bank’s discretion, be made as a lump sum payment or in equal payments over a twenty four month period. Additionally, the Bank will provide health and life insurance benefits for a period of two years and pay up to $100,000 per executive officer for excise tax payable due to the receipt of the other payments. Also, under the terms of the employment agreement, the executive officers agree to a 3 year non-compete period after a change in control during which they may not engage in or be an interested party in any business similar to or engaging in business similar to the Bank.

The employment agreements were entered into as a function of the consolidation occurring in the financial services industry and to not have our executives distracted by a rumored, or actual, change in control. If a change in control were to occur, we want our executives to be focused on the business and the interests of the shareholders. We believe that it is important that our executives react neutrally to a potential change in control and not be influenced by personal financial concerns. Our employment agreements are consistent with market practices and assist us in retaining our executive talent. We believe the terms of the agreements are common and deemed necessary to remain competitive with the banking industry as a whole and, more specifically, with our peer group.

Summary

In summary, we believe the mix of salary, potentially significant cash bonus incentives, and the future potential for equity incentives motivates our management team to produce strong results for shareholders. We further believe that this program strikes an appropriate balance between prudent business operation and appropriate employee rewards based on shareholder value creation.

COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

Section 16(a) of the Securities Exchange Act of 1934 (the “Act”) requires our executive officers and directors and persons who own more than 10% of the common stock to file initial reports of ownership and changes in ownership with the Securities and Exchange Commission (“SEC”), as well as to furnish us with a copy of such report. It is our policy to file these reports with the SEC on behalf of our directors and executive officers. Additionally, SEC regulations require us to identify in its Proxy Statement those individuals for whom one of the referenced reports was not filed on a timely basis during the most recent fiscal year.  During 2006, to our knowledge, all directors and executive officers of the Corporation and the Bank made timely filings of all required forms.

OTHER MATTERS

The board of directors, at the time of the preparation of this proxy statement, knows of no business to come before the meeting other than that referred to herein.  If any other business should come before the meeting, the persons named in the enclosed proxy will have discretionary authority to vote all proxies in accordance with their best judgment.

By Order Of The Board Of Directors,

H. Lamar Cox
Secretary

Franklin, Tennessee

April 20, 2007

EXHIBIT A

Tennessee Commerce Bancorp

2007 Equity Plan

THIS PLAN is made this        day of, 2007, by Tennessee Commerce Bancorp, a Tennessee corporation (the “Company”).

ARTICLE I

PURPOSE AND EFFECTIVE DATE

1.1           Purpose. The purpose of the Plan is to provide financial incentives for selected Employees and Non-Employee Directors, thereby promoting the long-term growth and financial success of the Company by (a) attracting and retaining Employees and Non-Employee Directors of outstanding ability, (b) strengthening the Company’s capability to develop, maintain, and direct a competent management team, (c) providing an effective means for selected Employees and Non-Employee Directors to acquire and maintain ownership of Company Stock, (d) motivating Employees to achieve long-range Performance Goals and objectives, and (e) providing incentive compensation opportunities competitive with peer financial institution holding companies.

1.2           Effective Date and Expiration of Plan. The Plan will be effective upon its adoption by the Board and approval by affirmative vote of the Shareholders required under applicable rules and procedures, including those prescribed under Sections 162(m) and 422 of the Code and applicable NASDAQ rules.  Unless earlier terminated by the Board pursuant to Section 12.2, the Plan shall terminate on the tenth anniversary of its Effective Date.  No Award shall be made pursuant to the Plan after its termination date, but Awards made prior to the termination date may extend beyond that date.  Notwithstanding the foregoing, no Incentive Stock Options may be granted more than ten years after the earlier of (a) the adoption of this Plan by the Board or (b) the Effective Date.

ARTICLE II

DEFINITIONS

The following words and phrases, as used in the Plan, shall have the meanings set forth in this section.  When applying these definitions and any other word, term or phrase used in this Plan, the form of any word, term or phrase will include any and all of its other forms.

2.1           Award means, individually or collectively, any Option, SAR, Restricted Stock, Restricted Performance Stock, unrestricted Company Stock or Performance Unit Award.

2.2           Award Agreement means the written agreement between the Company and each Participant that describes the terms and conditions of each Award.  If there is a conflict between the terms of the Plan and the Award Agreement, the terms of the Plan will govern.

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2.3           Board means the Board of Directors of the Company.

2.4           Cause with respect to any Participant, means: (a) Gross negligence or gross neglect of duties; or (b) Commission of a felony or of a gross misdemeanor involving moral turpitude in connection with the Participant’s employment or service, as the case may be, with the Company or any of its Subsidiaries; or (c) Fraud, disloyalty, dishonesty or willful violation of any law or significant Company policy committed in connection with the Participant’s employment or provision of services, as the case may be; or (d) Issuance of an order for removal of the Participant by any agency which regulates the activities of the Company or any of its Subsidiaries.  Any determination of “Cause” under this Plan shall be made by the Committee in its sole discretion.

2.5           Company means Tennessee Commerce Bancorp, Inc. a Tennessee corporation.

2.6           Company Director means a non-employee member of the Board.

2.7           Company Stock means the Company’s common shares, with a $.50 par value per share.

2.8           Code means the Internal Revenue Code of 1986, as amended or superseded after the Effective Date, and any applicable rulings or regulations issued thereunder.

2.9           Committee means the Executive Officers of the Company, Arthur F. Helf, Michael R. Sapp, H. Lamar Cox and George W. Fort.

2.10         Disability means: (a) with respect to an Incentive Stock Option, “disabled” within the meaning of Section 22(e)(3) of the Code; (b) with respect to any Award subject to Section 409A of the Code, “disabled” as defined under Section 409A of the Code; and (c) with respect to any Award not described in subsections (a) and (b) of this Section 2.10, a long-term disability as defined by the Company’s or Subsidiary’s group disability insurance plan, or any successor plan that is applicable to such Participant at the time of his or her Termination.

2.11         Effective Date means the date on which the Plan is approved by the Shareholders of the Company, as provided in Section 1.2.

2.12         Employee means any person who, on any applicable date, is a common law employee of the Company or any Subsidiary.  A worker who is classified as other than a common law employee but who is subsequently reclassified as a common law employee of the Company or any Subsidiary for any reason and on any basis will be treated as a common law employee only from the date that reclassification occurs and will not retroactively be reclassified as an Employee for any purpose of this Plan.

2.13         Exchange Act means the Securities Exchange Act of 1934, as amended.

2.14         Exercise Price means the amount, if any, that a Participant must pay to exercise an Award (other than an Option).

2.15         Fair Market Value means, as of any specified date, an amount equal to the reported closing price on the specified date of a share of Company Stock on NASDAQ or any other established stock exchange or quotation system on which the Company Stock is then listed or traded or, if no shares of Company Stock have been traded on such date, the closing price of a share of Company Stock on NASDAQ or such other established stock exchange or quotation system as reported on the first day prior thereto on which shares of Company Stock were so traded. If the preceding sentence does not apply, Fair Market Value shall be determined in good faith by the Committee using other reasonable means.

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2.16         Fiscal Year means the fiscal year of the Company, which is the 52- or 53-week period ending on December 31.

2.17         Incentive Stock Option means an option within the meaning of Section 422 of the Code.

2.18         Non-Employee Director means either a Company Director or a Subsidiary Director.

2.19         Nonqualified Stock Option means an option granted under the Plan other than an Incentive Stock Option.

2.20         Option means either a Nonqualified Stock Option or an Incentive Stock Option to purchase Company Stock.

2.21         Option Price means the price at which Company Stock may be purchased under an Option.

2.22         Participant means an Employee or a Non-Employee Director to whom an Award has been made under the Plan.

2.23         Performance Goals means goals established by the Committee pursuant to Section 4.5.

2.24         Performance Period means a period of time over which performance is measured.

2.25         Performance Unit means the unit of measure determined under Article IX by which is expressed the value of a Performance Unit Award.

2.26         Performance Unit Award means an Award granted under Article IX.

2.27         Personal Representative means the person or persons who, upon the death, Disability, or incompetency of a Participant, shall have acquired, by will or by the laws of descent and distribution or by other legal proceedings, the right to exercise an Option or SAR or the right to any Restricted Stock Award or Performance Unit Award theretofore granted or made to such Participant.

2.28         Plan means the Tennessee Commerce Bancorp 2007 Equity Plan.

2.29         Predecessor Plans means the Tennessee Commerce Bancorp, Inc. Stock Option Plan, and various stock option agreements between Tennessee Commerce Bank and certain individuals.

2.30         Restricted Performance Stock means Company Stock subject to Performance Goals.

2.31         Restricted Stock means Company Stock subject to the terms and conditions provided in Article VI and including Restricted Performance Stock.

2.32         Restricted Stock Award means an Award granted under Article VI.

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2.33         Restriction Period means a period of time determined under Section 6.2 during which Restricted Stock is subject to the terms and conditions provided in Section 6.3.

2.34         Retirement means any normal or early retirement by a Participant pursuant to the terms of any pension plan or policy of the Company or any Subsidiary that is applicable to such Participant at the time of the Participant’s Termination.

2.35         SAR means a stock appreciation right granted under Section 5.7.

2.36         Shareholders mean the shareholders of the Company.

2.37         Subsidiary means a corporation or other entity the majority of the voting stock of which is owned directly or indirectly by the Company.

2.38         Subsidiary Director means a non-employee member of the board of directors of a Subsidiary who is not also a Company Director.

2.39         Termination means a “separation from service” as defined under Section 409A of the Code.

ARTICLE III

ADMINISTRATION

3.1           Committee to Administer. The Plan shall be administered by the Committee at the request of the Board; provided, however, that the Board has the authority upon the recommendation of the Committee to grant Awards to Company Directors.

3.2                                 Powers of Committee.

(a)   The Committee and the Board shall have full power and authority to interpret and administer the Plan and to establish and amend rules and regulations for its administration. Any action or decision by the Board or the Committee shall be final, binding and conclusive with respect to the interpretation of the Plan and any Award made under it.

(b)   Subject to the provisions of the Plan, the Committee or the Board, as the case may be, shall have authority, in its discretion, to determine those Employees and Non-Employee Directors who shall receive an Award; the time or times when such Award shall be made; the vesting schedule, if any, for the Award; and the type of Award to be granted, the number of shares of Company Stock to be subject to each Option and Restricted Stock Award, the value of each Performance Unit and all other terms and conditions of any Award.

(c)   The Committee or the Board, as the case may be, shall determine and set forth in an Award Agreement the terms of each Award, including such terms, restrictions, and provisions as shall be necessary to cause certain Options to qualify as Incentive Stock Options. The Committee or the Board, as the case may be, may correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any Award Agreement, in such manner and to the extent the Committee or the Board, as appropriate, shall determine in order to carry out the purposes of the Plan. The Committee or the Board, as the case may be, may, in its discretion, accelerate (i) the date on which any Option or SAR may be exercised, (ii) the date of termination of the restrictions applicable to a Restricted Stock Award, or (iii) the end of a Performance Period under a Performance Unit Award, if the Committee or the Board, as appropriate, determines that to do so will be in the best interests of the Company and the Participants in the Plan.

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ARTICLE IV

AWARDS

4.1           Awards.  Awards under the Plan shall consist of Incentive Stock Options, Nonqualified Stock Options, SARs, Restricted Stock, Restricted Performance Stock, unrestricted Company Stock and Performance Units. All Awards shall be subject to the terms and conditions of the Plan and to such other terms and conditions consistent with the Plan as the Committee or the Board, as the case may be, deems appropriate. Awards under a particular section of the Plan need not be uniform and Awards under two or more sections may be combined in one Award Agreement. Any combination of Awards may be granted at one time and on more than one occasion to the same Employee or Non-Employee Director. Awards of Performance Units and Restricted Performance Stock shall be earned solely upon attainment of Performance Goals and the Committee shall have no discretion to increase such Awards.

4.2           Eligibility for Awards.  An Award may be made to any Employee selected by the Committee. In making this selection and in determining the form and amount of the Award, the Committee may give consideration to the functions and responsibilities of the respective Employee, his or her present and potential contributions to the success of the Company or any of its Subsidiaries, the value of his or her services to the Company or any of its Subsidiaries, and such other factors deemed relevant by the Committee. Non-Employee Directors are eligible to receive Awards pursuant to Article VII.

4.3                                 Shares Available Under the Plan.

(a)           The Company Stock to be offered under the Plan pursuant to Options, SARs, Performance Unit Awards, Restricted Performance Stock and Restricted Stock and unrestricted Company Stock Awards must be (i) Company Stock previously issued and outstanding and reacquired by the Company or (ii) authorized but unissued Company Stock not reserved for any other purpose. Subject to adjustment under Section 12.2, the number of shares of Company Stock that may be issued pursuant to Awards under the Plan (the “Section 4.3 Limit”) shall not exceed, in the aggregate, 1,000,000 shares.

(b)       Any shares of Company Stock subject to Restricted Stock or unrestricted Company Stock Awards shall not exceed 50% of the total shares available under the Plan and the maximum number of shares of Company Stock that may be issued subject to Incentive Stock Options is 1,000,000 subject to adjustment under Section 12.1.  The Section 4.3 Limit shall not have counted against it:  (i) the number of shares of Company Stock subject to an Option or any other Award which is equal to the number of shares of Company Stock tendered by a Participant to the Company in payment of the Option Price of such Option or the Exercise Price of such other Award, as applicable; (ii) shares of Company Stock subject to an Award which for any reason terminates by expiration, forfeiture, cancellation or otherwise without having been exercised or paid; (iii) shares of Company Stock withheld from any Award to satisfy a Participant’s tax withholding obligations or, if applicable, to pay the Option Price of an Option or the Exercise Price of any other Award; (iv) if an SAR is settled in whole or in part by the issuance of shares of Company Stock, the number of shares of Company Stock which represents the difference between (A) the number of shares of Company Stock which remain subject to such SAR on the date of such settlement and (B) the number of shares of Company Stock actually issued upon settlement of such SAR; or (v) the number of shares of Company Stock subject to an Option which is equal to the number of shares of Common Stock acquired by the Company on the open market using the cash proceeds received by the Company from the exercise of such Option; provided, however, that such number of shares of Company Stock shall in no event be greater than the number which is determined by dividing (A) the amount of cash proceeds received by the Company from the Participant upon the exercise of such Option by (B) the Fair Market Value of a share of the Company Stock on the date of exercise of such Option.

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(c)             No awards shall be granted under any Predecessor Plan on and after the date on which the Plan is approved by the Shareholders.

4.4           Limitation on Awards. The maximum number of shares of Company Stock subject to, Restricted Stock and Performance Units awarded to any Employee with respect to a Performance Period or Restriction Period may not exceed 1,000,000 shares of Company Stock for each Fiscal Year included in such Performance Period or Restriction Period.  The maximum number of shares of Common Stock for which Options or SARs may be granted to any Participant in any one Fiscal Year shall not exceed 1,000,000 subject to adjustment under Section 12.1.

4.5           General Performance Goals.

(a)           Performance Goals relating to the payment or vesting of an Award that is intended to qualify as “performance-based compensation” under Section 162(m) of the Code will be comprised of one or more of the following performance criteria as the Committee may deem appropriate:

(i)	Earnings per share (actual or targeted growth);
(ii)	Net income after capital costs;
(iii)	Net income (before or after taxes);
(iv)	Return measures (including, but not limited to, return on average assets, risk-adjusted return on capital, orreturn on average equity);
(v)	Efficiency ratio;
(vi)	Full-time equivalency control;
(vii)	Stock price (including, but not limited to, growth measures and total shareholder return);
(viii)	Noninterest income compared to net interest income ratio;
(ix)	Expense targets;
(x)	Operating efficiency;
(xi)	EVA®;
(xii)	Credit quality measures;
(xiii)	Customer satisfaction measures;
(xiv)	Loan growth;
(xv)	Deposit growth;
(xvi)	Net interest margin;
(xvii)	Fee income;
(xviii)	Operating expense and
(xix)	Asset growth.

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(b)           For any Awards not intended to qualify as “performance-based compensation” under Section 162(m) of the Code, the Committee may establish Performance Goals based on the performance criteria listed in Section 4.5(a) or other performance criteria as it deems appropriate.

(c)           Any of the performance criteria listed in Section 4.5(a) may be applied solely with reference to the Company and/or any Subsidiary or relatively between the Company and/or any Subsidiary and one or more unrelated entities.  In addition, different performance criteria may be applied to individual Participants or to groups of Participants and, as specified by the Committee, may be based on results achieved (i) separately by the Company or any Subsidiary, (ii) any combination of the Company and the Subsidiaries or (iii) any combination of business units or divisions of the Company and the Subsidiaries.

(d)           With respect to each Performance Period, the Committee will establish the Performance Goals in writing no later than the earlier of (i) 90 days after the beginning of the Performance Period or (ii) expiration of 25 percent of the Performance Period.

(e)           Except as otherwise provided in the Plan or the Award Agreement, as of the end of each Performance Period, the Committee will certify in writing the extent to which a Participant has or has not met the Participant’s Performance Goal.  To the extent permitted under Section 162(m) of the Code, if applicable, the Committee may disregard or offset the effect of any special charges or gains or cumulative effect of a change in accounting in determining the attainment of Performance Goals.

(f)            To the extent permitted under Section 162(m) of the Code, if applicable, the Committee shall make (i) appropriate adjustments to performance criteria to reflect the effect on any performance criteria of any stock dividend or stock split affecting Company Stock, recapitalization, merger, consolidation, combination, spin-off, distribution of assets to Shareholders, exchange of shares or similar corporate change and (ii) similar adjustments to any portion of performance criteria that is not based on Company Stock but which is affected by an event having an effect similar to those just described.

ARTICLE V

OPTIONS AND STOCK APPRECIATION RIGHTS

5.1           Award of Options.  The Committee may, from time to time, and on such terms and conditions as the Committee may prescribe, award (a) Incentive Stock Options, subject to Section 5.5, to any eligible Employee of the Company or any parent or subsidiary corporation (as permitted under Sections 422 and 424 of the Code) and (b) Nonqualified Stock Options to any Employee.

5.2           Period of Option.

(a)           An Option granted under the Plan shall be exercisable only in accordance with the vesting schedule approved by the Committee. The Committee may in its discretion prescribe additional conditions, restrictions or terms on the vesting of an Option, including the full or partial attainment of Performance Goals pursuant to Section 4.5. After the Option vests, the Option may be exercised at any time during the term of the Option, in whole or in installments, as specified in the related Award Agreement.  Subject to Article X and except as provided in Section 5.5, the duration of each Option shall not be more than ten years from the date of grant.

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(b)           Except as provided in Article X, a Participant may not exercise an Option unless such Participant is then, and continually (except for sick leave, military service, or other approved leave of absence) after the grant of the Option has been, an Employee or Non-Employee Director.

5.3           Award Agreement. Each Option shall be evidenced by an Award Agreement. The Award Agreement shall specify whether the Option is intended to be an Incentive Stock Option or a Nonqualified Stock Option.

5.4           Option Price, Exercise and Payment.

(a)           Except as provided in Section 5.5, the Option Price of Company Stock under each Option shall be determined by the Committee but shall be a price not less than 100 percent of the Fair Market Value of Company Stock at the date such Option is granted.

(b)           Subject to Section 12.2, the Committee may not (i) amend an Option to reduce its Option Price, (ii) cancel an Option and regrant an Option with a lower Option Price than the original Option Price of the cancelled Option, or (iii) take any other action (whether in the form of an amendment, cancellation or replacement grant) that has the effect of “repricing” an Option, as defined under applicable NASDAQ rules or the rules of the established stock exchange or quotation system on which the Company Stock  is then listed or traded.

(c)           Vested Options may be exercised from time to time by giving written notice to the Chief Financial Officer of the Company or his or her designee, specifying the number of shares to be purchased. The notice of exercise shall be accompanied by payment in full of the Option Price in cash or the Option Price may be paid in whole or in part through the transfer to the Company of shares of Company Stock in accordance with procedures established by the Committee from time to time. In addition, in accordance with the rules and procedures established by the Committee for this purpose, an Option may also be exercised through a cashless exercise procedure involving a broker or dealer, that affords Participants the opportunity to sell immediately some or all of the shares underlying the exercised portion of the Option in order to generate sufficient cash to pay the Option Price and/or to satisfy withholding tax obligations related to the Option.

(d)           In the event such Option Price is paid, in whole or in part, with shares of Company Stock, the portion of the Option Price so paid shall be equal to the value, as of the date of exercise of the Option, of such shares. The value of such shares shall be equal to the number of such shares multiplied by the Fair Market Value of such shares on the trading day coincident with the date of exercise of such Option (or the immediately preceding trading day if the date of exercise is not a trading day). The Company shall not issue or transfer Company Stock upon exercise of an Option until the Option Price is fully paid.

5.5           Limitations on Incentive Stock Options.  Each provision of the Plan and each Award Agreement relating to an Incentive Stock Option shall be construed so that each Incentive Stock Option shall be an incentive stock option as defined in Section 422 of the Code, and any provisions of the Award Agreement thereof that cannot be so construed shall be disregarded.  No Incentive Stock Option may be granted to any Employee who, at the time of such grant, owns stock possessing more than 10 percent of the total combined voting power of all classes of stock of the Company or of its parent or subsidiary corporation (as determined under Sections 422 and 424 of the Code), unless (a) the Option Price for such Incentive Stock Option is at least 110 percent of the Fair Market Value of a share of Company Stock on the date the Incentive Stock Option is granted and (b) such Incentive Stock Option may not be exercised more than five years after it is granted.  Notwithstanding anything in the Plan to the contrary, to the extent required by the Code, the exercise of Incentive Stock Options granted under the Plan shall be subject to the $100,000 calendar year limit as set forth in Section 422 of the Code; provided that, to the extent any grant exceeds such $100,000 calendar year limit, the portion of such granted Option shall be deemed a Nonqualified Stock Option in accordance with Section 422 of the Code.

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5.6           Rights and Privileges. A Participant shall have no rights as a Shareholder with respect to any shares of Company Stock covered by an Option until the issuance of such shares to the Participant.

5.7           Award of SARs.

(a)           The Committee may, from time to time, and on such terms and conditions as the Committee may prescribe, award SARs to any Employee.

(b)           A SAR shall represent the right to receive payment of an amount equal to (i) the amount by which the Fair Market Value of one share of Company Stock on the trading day immediately preceding the date of exercise of the SAR exceeds the Exercise Price multiplied by (ii) the number of shares covered by the SAR.  Payment of the amount to which a Participant is entitled upon the exercise of a SAR shall be made in cash, Company Stock, or partly in cash and partly in Company Stock at the discretion of the Committee.  The shares shall be valued at their Fair Market Value on the date of exercise.

(c)           SARs awarded under the Plan shall be evidenced by an Award Agreement between the Company and the Participant.

(d)           The Committee may prescribe conditions and limitations on the exercise of any SAR. SARs may be exercised only when the Fair Market Value of a share of Company Stock exceeds the Exercise Price.

(e)           A SAR shall be exercisable only by written notice to the Chief Financial Officer of the Company, or his or her designee.

(f)            To the extent not previously exercised, all SARs shall automatically be exercised on the last trading day prior to their expiration, so long as the Fair Market Value of a share of Company Stock exceeds the Exercise Price, unless prior to such day the holder instructs the Chief Financial Officer otherwise in writing.

(g)           Subject to Article X, each SAR shall expire on a date determined by the Committee at the time of grant.

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ARTICLE VI

RESTRICTED STOCK

6.1           Award of Restricted Stock. The Committee may make a Restricted Stock Award to any Employee, subject to this Article VI and to such other terms and conditions as the Committee may prescribe.

6.2           Restriction Period. At the time of making a Restricted Stock Award, the Committee shall establish the Restriction Period applicable to such Award. The Committee may establish different Restriction Periods from time to time and each Restricted Stock Award may have a different Restriction Period, in the discretion of the Committee. Restriction Periods, when established for a Restricted Stock Award, shall not be changed except as permitted by Section 6.3.

6.3           Other Terms and Conditions. Company Stock, when awarded pursuant to a Restricted Stock Award, will be represented in a book entry account in the name of the Participant who receives the Restricted Stock Award. The Participant shall be entitled to receive dividends during the Restriction Period and shall have the right to vote such Restricted Stock and shall have all other Shareholder  rights, with the exception that (i) unless otherwise provided by the Committee, if any dividends are paid in shares of Company Stock, those shares will be subject to the same restrictions as the shares of Restricted Stock with respect to which they were issued, (ii) the Participant will not be entitled to delivery of any stock certificate evidencing the Company Stock underlying the Restricted Stock Award during the Restriction Period, (iii) the Company will retain custody of the Restricted Stock during the Restriction Period, and (iv) a breach of a restriction or a breach of the terms and conditions established by the Committee pursuant to the Restricted Stock Award will cause a forfeiture of the Restricted Stock Award. The Committee may, in addition, prescribe additional restrictions, terms, or conditions upon or to the Restricted Stock Award including the attainment of Performance Goals in accordance with Section 4.5.

6.4           Restricted Stock Award Agreement. Each Restricted Stock Award shall be evidenced by an Award Agreement.

6.5           Payment for Restricted Stock. Restricted Stock Awards may be made by the Committee under which the Participant shall not be required to make any payment for the Company Stock or, in the alternative, under which the Participant, as a condition to the Restricted Stock Award, shall pay all (or any lesser amount than all) of the Fair Market Value of the Company Stock, determined as of the date the Restricted Stock Award is made. If the latter, such purchase price shall be paid in cash as provided in the Award Agreement.

ARTICLE VII

AWARDS FOR NON-EMPLOYEE DIRECTORS

7.1           Awards to Non-Employee Directors. Upon the recommendation of the Committee, the Board shall determine all Awards to Company Directors and the Committee shall determine all Awards to Subsidiary Directors. The Board or the Committee, as the case may be, retains the discretionary authority to make Awards to Non-Employee Directors and any type of Award (other than Incentive Stock Options) may be granted to Non-Employee Directors under this Plan. All such Awards shall be subject to the terms and conditions of the Plan and to such other terms and conditions consistent with the Plan as the Board or the Committee, as the case may be, deems appropriate.

7.2           No Right to Continuance as a Director. None of the actions of the Company in establishing the Plan, the actions taken by the Company, the Board, or the Committee under the Plan, or the granting of any Award under the Plan shall be deemed (i) to create any obligation on the part of the Board or the board of directors of the applicable Subsidiary to nominate any Non-Employee Director for reelection or (ii) to be evidence of any agreement or understanding, express or implied, that the Non-Employee Director has a right to continue as a Non-Employee Director for any period of time or at any particular rate of compensation.

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ARTICLE VIII

UNRESTRICTED COMPANY STOCK AWARDS FOR EMPLOYEES

8.1           The Committee may make awards of unrestricted Company Stock to Employees on such terms and conditions as the Committee may prescribe.

ARTICLE IX

AWARD OF PERFORMANCE UNITS

9.1           Award of Performance Units. The Committee may award Performance Units to any Employee. Each Performance Unit shall represent the right of a Participant to receive an amount equal to the value of the Performance Unit, determined in the manner established by the Committee at the time of Award.

9.2           Performance Period. At the time of each Performance Unit Award, the Committee shall establish, with respect to each such Award, a Performance Period during which performance shall be measured. There may be more than one Performance Unit Award in existence at any one time, and Performance Periods may differ.

9.3           Performance Measures. Performance Units shall be awarded to a Participant and earned contingent upon the attainment of Performance Goals in accordance with Section 4.5.

9.4           Performance Unit Value. Each Performance Unit shall have a maximum dollar value established by the Committee at the time of the Award. Performance Units earned will be determined by the Committee in respect of a Performance Period in relation to the degree of attainment of Performance Goals. The measure of a Performance Unit may, in the discretion of the Committee, be equal to the Fair Market Value of one share of Company Stock.

9.5           Award Criteria. In determining the number of Performance Units to be granted to any Participant, the Committee shall take into account the Participant’s responsibility level, performance, potential, cash compensation level, other incentive awards, and such other considerations as it deems appropriate.

9.6           Payment.

(a)           Following the end of the applicable Performance Period, a Participant holding Performance Units will be entitled to receive payment of an amount, not exceeding the maximum value of the Performance Units, based on the achievement of the Performance Goals for such Performance Period, as determined by the Committee.

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(b)           Awards may be paid in cash or stock, or any combination thereof, as determined by the Committee. Payment shall be made in a lump sum or in installments and shall be subject to such other terms and conditions as shall be determined by the Committee.

9.7           Performance Unit Award Agreements.  Each Performance Unit Award shall be evidenced by an Award Agreement.

ARTICLE X

GENERAL TERMINATION PROVISIONS

10.1         Termination. Subject to Article XI and unless otherwise specified in the applicable Award Agreement, the following provisions will govern the treatment of a Participant’s outstanding Awards following a Participant’s Termination.

(a)           If the Participant’s Termination is due to death, Disability or Retirement, all of the Participant’s outstanding Options, SARs or Restricted Stock Awards shall become fully vested and, if applicable, exercisable.  Upon the Participant’s Termination for any other reason, any Awards that are not vested and/or exercisable on the date of such Termination will immediately terminate and be of no further force and effect.

(b)           If the Participant Terminates for any reason other than (i) death, (ii) Disability, (iii) Retirement or (iv) discharge for Cause, such Participant’s outstanding SARs or Options may be exercised at any time within three months after such Termination, to the extent of the number of shares covered by such Options or SARs which are exercisable at the date of such Termination; except that an Option or SAR shall not be exercisable on any date beyond the expiration date of such Option or SAR.

(c)           Upon a Termination for Cause, any Options or SARs held by the Participant (whether or not then exercisable) shall expire and any rights thereunder shall terminate immediately.  Any non-vested Restricted Stock Awards of such Participant shall immediately be forfeited and any rights thereunder shall terminate.

(d)           Upon a Termination due to the Participant’s death, any SARs or Options that are then exercisable may be exercised by the Participant’s Personal Representative at any time before the earlier of (i) one year after the Participant’s death or (ii) the expiration date of the Award.

(e)           Upon a Termination due to the Participant’s Disability or Retirement, any SARs or Options that are then exercisable may be exercised by the Participant at any time before the earlier of (i) one year after the date of such Termination or (ii) the expiration date of the Award; provided, however, that an Option which is intended to qualify as an Incentive Stock Option will only be treated as such to the extent it complies with the requirements of Section 422 of the Code.

(f)            If a Participant who Terminates due to Retirement dies prior to exercising all of his or her outstanding Options or SARs, then such Options or SARs may be exercised by the Participant’s Personal Representative at any time before the earlier of (i) one year after the Participant’s death or (ii) the expiration date of the Award; provided, however, that, an Option which is intended to qualify as an Incentive Stock Option will only be treated as such to the extent it complies with the requirements of Section 422 of the Code.

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(g)           Subject to Article XI, a Performance Unit Award shall terminate for all purposes if the Participant Terminates at any time during the applicable Performance Period, except as may otherwise be determined by the Committee.  In the event that a Participant holding a Performance Unit Terminates following the end of the applicable Performance Period but prior to full payment according to the terms of the Performance Unit Award, the Performance Unit Award shall terminate except when the termination event is due to death, Disability or Retirement.

ARTICLE XI

CHANGE IN CONTROL OF THE COMPANY

11.1         Contrary Provisions.  Notwithstanding anything contained in the Plan to the contrary, the provisions of this Article XI shall govern and supersede any inconsistent terms or provisions of the Plan.

11.2         Definitions

a)             Change in Control.  For purposes of this Plan, Change in Control shall mean a change in the ownership or effective control of the Company or in the ownership of a substantial portion of the assets of the Company (within the meaning of Section 409A of the Code).  A “Change in Control” shall be deemed to have occurred if:

(i)                 any one person or entity, or more than one person or entity acting as a group, acquires ownership of stock of the Company constituting more than 50% of the total voting power of the Company;

(ii)               a merger or consolidation where the holders of the voting stock of the Company immediately prior to the effective date of such merger or consolidation own less than 50% of the voting stock of the entity surviving such merger or consolidation; or

(iii)             any one person or entity or more than one person or entity acting as a group, acquires assets from the Company that have a total fair market value greater than 50% of the total fair market value of all of the Company’s assets immediately before the acquisition or acquisitions; provided, however, that transfers of assets which otherwise would satisfy the requirements of this subsection (iii) will not be treated as an acquisition of such assets if the assets are transferred to:

(A) any entity, 50% or more of the total value or voting power of which is owned, directly or indirectly by the Company;

(B)  any person or entity, or more than one person or entity acting as a group, that owns, directly or indirectly, 50% or more of the total value or voting power of all of the outstanding stock of the Company; or

(C)  any entity, as least 50% of the total value or voting power of which is owned, directly or indirectly, by a person who owns, directly or indirectly, 50% or more of the total value or voting power of all the outstanding capital stock of the Company.

Notwithstanding the foregoing, a Change in Control shall not be deemed to have occurred solely as a result of any transaction or reorganization undertaken for the primary purpose of implementing a change in jurisdiction or charter of the Company.  For purposes of this Agreement, an “affiliate” of, or a person(s) “affiliated with” a specified person(s), is a person that, directly or indirectly, through one or more intermediaries, controls, or is controlled by, or is under common control with, the person(s) specified.

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11.3         Effect of Change in Control on Certain Awards.

(a)           If the Company is not the surviving corporation following a Change in Control, and the surviving corporation following such Change in Control or the acquiring corporation (such surviving corporation or acquiring corporation is hereinafter referred to as the “Acquiror”) does not assume the outstanding Options, SARs, Restricted Stock, Restricted Performance Stock or Performance Units or does not substitute equivalent equity awards relating to the securities of such Acquiror or its affiliates for such Awards, then all such Awards shall become immediately and fully exercisable (or in the case of Restricted Stock, fully vested and all restrictions will immediately lapse). In the case of Restricted Performance Stock and Performance Units, the target payout opportunities under all outstanding Awards of Restricted Performance Stock and Performance Units shall be deemed to have been fully earned based on targeted performance being attained as of the effective date of the Change in Control. In addition, the Board or its designee may, in its sole discretion, provide for a cash payment to be made to each Participant for the outstanding Options, Restricted Stock, Restricted Performance Stock, SARs or Performance Units upon the consummation of the Change in Control, determined on the basis of the fair market value that would be received in such Change in Control by the holders of the Company’s securities relating to such Awards. Notwithstanding the foregoing, any Option intended to be an Incentive Stock Option under Section 422 of the Code shall be adjusted in a manner to preserve such status.

(b)           If the Company is the surviving corporation following a Change in Control, or the Acquiror assumes the outstanding Options, SARs, Restricted Stock, Restricted Performance Stock or Performance Units or substitutes equivalent equity awards relating to the securities of such Acquiror or its affiliates for such Awards, then all such Awards or such substitutes therefor shall remain outstanding and be governed by their respective terms and the provisions of the Plan.

(c)           If (i) a Participant Terminates without Cause within twenty-four (24) months following a Change in Control, and (ii) the Company is the surviving corporation following such Change in Control, or the Acquiror assumes the outstanding Options, SARs, Restricted Stock, Restricted Performance Stock or Performance Units or substitutes equivalent equity awards relating to the securities of such Acquiror or its affiliates for such Awards, then all outstanding Options, SARs, Restricted Stock, Restricted Performance Stock or Performance Units shall become immediately and fully exercisable (or in the case of Restricted Stock, fully vested and all restrictions will immediately lapse). In the case of Restricted Performance Stock and Performance Units, the target payout opportunities under all outstanding Awards of Restricted Performance Stock and Performance Units shall be deemed to have been fully earned based on targeted performance being attained.

(d)           If (i) the employment of a Participant with the Company and its Subsidiaries is terminated for Cause within twenty-four (24) months following a Change in Control and (ii) the Company is the surviving corporation following such Change in Control, or the Acquiror assumes the outstanding Options, SARs, Restricted Stock, Restricted Performance Stock, or Performance Units or substitutes equivalent equity awards relating to the securities of such Acquiror or its affiliates for such Awards, then any Options or SARs of such Participant shall expire, and any non-vested Restricted Stock, Restricted Performance Stock or Performance Units shall be forfeited, and any rights under such Awards shall terminate immediately.

(e)           Outstanding Options or SARs which vest in accordance with Section 11.3, may be exercised by the Participant in accordance with Article X; provided, however, that a Participant whose Options or SARs become exercisable in accordance with Section 11.3(c) may exercise such Options or SARs at any time within one year after such Termination, except that an Option or SAR shall not be exercisable on any date beyond the expiration date of such Option or SAR.

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In the event of a Participant’s death after such Termination, the exercise of Options and SARs shall be treated in the same manner as determined for retirement in Section 10.1(e).

11.4         Amendment or Termination.  This Article XI shall not be amended or terminated at any time if any such amendment or termination would adversely affect the rights of any Participant under the Plan.

ARTICLE XII

MISCELLANEOUS PROVISIONS

12.1         Adjustments Upon Changes in Stock. In case of any reorganization, recapitalization, reclassification, stock split, stock dividend, distribution, combination of shares, merger, consolidation, rights offering, or any other changes in the corporate structure or shares of the Company, appropriate adjustments may be made by the Committee or the Board, as the case may be, (or if the Company is not the surviving corporation in any such transaction, the board of directors of the surviving corporation) in the aggregate number and kind of shares subject to the Plan, and the number and kind of shares and the Option Price per share subject to outstanding Options or which may be issued under outstanding Restricted Stock Awards or pursuant to unrestricted Company Stock Awards. Appropriate adjustments may also be made by the Committee or the Board, as the case may be, in the terms of any Awards under the Plan, subject to Article XI, to reflect such changes and to modify any other terms of outstanding Awards on an equitable basis. Any such adjustments made by the Committee or the Board pursuant to this Section 12.1 shall be conclusive and binding for all purposes under the Plan.

12.2         Amendment, Suspension, and Termination of Plan.

(a)           The Board may suspend or terminate the Plan or any portion thereof at any time, and may amend the Plan from time to time in such respects as the Board may deem advisable in order that any Awards thereunder shall conform to any change in applicable laws or regulations or in any other respect the Board may deem to be in the best interests of the Company; provided, however, that no such amendment shall, without  approval, (i) except as provided in Section 12.1, increase the number of shares of Company Stock which may be issued under the Plan, (ii) expand the types of awards available to Participants under the Plan, (iii) materially expand the class of employees eligible to participate in the Plan, (iv) materially change the method of determining the Option Price of Options; (v) delete or limit the provision in Section 5.4 prohibiting the repricing of Options; (vi) extend the termination date of the Plan or (vii) be made to the extent that Shareholder approval is required to satisfy applicable law, regulation or any securities stock exchange, market or other quotation system on or through which the Company Stock is listed or traded. No such amendment, suspension, or termination shall materially adversely alter or impair any outstanding Options, SARs, shares of Restricted Stock, or Performance Units without the consent of the Participant affected thereby.

(b)           The Committee may amend or modify any outstanding Options, SARs, Restricted Stock Awards, or Performance Unit Awards in any manner to the extent that the Committee would have had the authority under the Plan initially to award such Options, SARs, Restricted Stock Awards, or Performance Unit Awards as so modified or amended, including without limitation, to change the date or dates as of which such Options or SARs may be exercised, to remove the restrictions on shares of Restricted Stock, or to modify the manner in which Performance Units are determined and paid.

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(c)           Notwithstanding the foregoing, the Plan and any Award Agreements may be amended without any additional consideration to affected Participants to the extent necessary to comply with, or avoid penalties under, Section 409A of the Code, even if those amendments reduce, restrict or eliminate rights granted prior to such amendments.

12.3         Nonuniform Determinations. The Committee’s (or, if applicable, the Board’s) determinations under the Plan, including without limitation, (a) the determination of the Employees and Non-Employee Directors to receive Awards, (b) the form, amount, and timing of any Awards, (c) the terms and provisions of any Awards and (d) the Award Agreements evidencing the same, need not be uniform and may be made by it selectively among Employees and/or Non-Employee Directors who receive, or who are eligible to receive, Awards under the Plan, whether or not such Employees and/or Non-Employee Directors are similarly situated.

12.4         General Restriction. Each Award under the Plan shall be subject to the condition that, if at any time the Committee shall determine that (a) the listing, registration, or qualification of the shares of Company Stock subject or related thereto upon NASDAQ or any other established stock exchange, market or quotation system or under any state or federal law, (b) the consent or approval of any government or regulatory body, or (c) an agreement by the Participant with respect thereto, is necessary or desirable, then such Award shall not become exercisable in whole or in part unless such listing, registration, qualification, consent, approval, or agreement shall have been effected or obtained free of any conditions not acceptable to the Committee.

12.5         No Right To Employment. None of the actions of the Company in establishing the Plan, the actions taken by the Company, the Board or the Committee under the Plan, or the granting of any Award under the Plan shall be deemed (a) to create any obligation on the part of the Company or any Subsidiary to retain any person in the employ of, or continue the provision of services to, the Company or any Subsidiary, or (b) to be evidence of any agreement or understanding, express or implied, that the person has a right to continue as an employee for any period of time or at any particular rate of compensation.

12.6         Governing Law. The provisions of the Plan shall take precedence over any conflicting provision contained in an Award Agreement. All matters relating to the Plan or to Awards granted hereunder shall be governed by and construed in accordance with the laws of the State of Tennessee without regard to the principles of conflict of laws.

12.7         Trust Arrangement. All benefits under the Plan represent an unsecured promise to pay by the Company. The Plan shall be unfunded and the benefits hereunder shall be paid only from the general assets of the Company resulting in the Participants having no greater rights than the Company’s general creditors; provided, however, nothing herein shall prevent or prohibit the Company from establishing a trust or other arrangement for the purpose of providing for the payment of the benefits payable under the Plan.

12.8         Indemnification of Board and Committee. Indemnification of the members of the Board and/or the members of the Committee shall be in accordance with the Code of Regulations of the Company as amended by the Shareholders from time to time.

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12.9         No Impact on Benefits.  Awards are not compensation for purposes of calculating a Participant’s rights under any employee benefit plan that does not specifically require the inclusion of Awards in calculating benefits.

12.10       Beneficiary Designation.  Each Participant may name a beneficiary or beneficiaries to receive or exercise any vested Award that is unpaid or unexercised at the Participant’s death.  Unless otherwise provided in the beneficiary designation, each designation will revoke all prior designations made by the same Participant, must be made on a form prescribed by the Committee and will be effective only when filed in writing with the Committee.  If a Participant has not made an effective beneficiary designation, the deceased Participant’s beneficiary will be the Participant’s surviving spouse or, if none, the deceased Participant’s estate.  The identity of a Participant’s designated beneficiary will be based only on the information included in the latest beneficiary designation form completed by the Participant and will not be inferred from any other evidence.

12.11       Tax Withholding.  The Company shall have the power and the right to deduct or withhold, or require a Participant to remit to the Company, the minimum statutory amount to satisfy federal, state and local taxes required by law or regulation to be withheld with respect to any taxable event arising as a result of the Plan.  With respect to withholding required upon any taxable event arising as a result of an Award granted hereunder, a Participant may elect, subject to the approval of the Committee, to satisfy the withholding requirement, in whole or in part, by having the Company withhold shares of Company Stock having a Fair Market Value on the date the tax is to be determined equal to the minimum statutory total tax that could be imposed on the transaction.  All such elections shall be irrevocable, made in writing and signed by the Participant, and shall be subject to any restrictions or limitations that the Committee, in its sole discretion, deems appropriate.

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PROXY	Tennessee Commerce Bancorp, Inc.

381 Mallory Station Road, Suite 207
Franklin, Tennessee  37067

ANNUAL MEETING OF SHAREHOLDERS
June 8, 2007

PLEASE SIGN AND RETURN PROMPTLY AS DIRECTED BELOW

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

The undersigned hereby appoints Arthur F. Helf or Michael R. Sapp as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated below, all of the shares of common stock of Tennessee Commerce Bancorp, Inc., which the undersigned is entitled to vote at the Annual Meeting of Shareholders to be held at Franklin Marriott Conference Center, 700 Cool Springs Blvd., Franklin, TN 37067 on Wednesday June 8, 2007, at 3:30 p.m. Central Daylight Time, or any adjournment thereof.

(1)	As to the approval of the Tennessee Commerce Bancorp 2007 Equity Plan .
________ For	________ Against	________ Abstain
(2)	As to the election of the board of directors listed in the proxy statement delivered in connection with the annual meeting:
________ For all nominees	________ Withhold Authority to vote for all nominees listed below
(INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee’s name in the list below)
H. Lamar Cox	Paul W. Dierksen	Dennis L. Grimaud	William W. McInnes
Thomas R. Miller	Darrel E. Reifschneider
(3)	As to the ratification of the appointment of KraftCPAs, PLLC as Tennessee Commerce Bancorp, Inc.’s independent accountants and auditors for fiscal 2007.
________ For	________ Against	________ Abstain
(4)	In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder(s).  If no direction is made, this proxy will be voted for proposals 1, 2, and 3.

Please Sign below and Return to Registrar & Transfer Company, ATTN: Proxy Department, P.O. Box 1158,
Cranford, NJ  07016-9747.
This Is the Only Document You Need to Return at this Time.

Date:
Signature of Shareholder(s)
Date:
Signature of Joint Shareholder(s)

______________  I will attend shareholder meeting

______________  I will not attend shareholder meeting